INNOLOG HOLDINGS CORPORATION
AND SUBSIDIARY
CONSOLIDATED FINANCIAL REPORTS
FOR THE THREE MONTHS ENDED
MARCH 31, 2010

INNOLOG HOLDINGS COPRORATION
AND SUBSIDIARY
CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2010

PAGE
Consolidated Financial Statements

Balance Sheets	1

Statements of Operations	2

Statements of Stockholder’s Deficiency	3

Statements of Cash Flows	4

Notes to Financial Statements	5-17

INNOLOG HOLDINGS CORPORATION AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS
MARCH 31, 2010 AND DECEMBER 31, 2009

	March 31, 2010	December 31, 2009
	(Unaudited)
ASSETS
Current Assets
Cash	$232,769	$9,278
Accounts receivable, net	1,554,150	1,729,594
Prepaid expenses and other current assets	929	929
Total Current Assets	1,787,848	1,739,801

Property and equipment, net	-	11,911
Goodwill	3,056,238	3,056,238
Other assets	22,579	16,346
Total Assets	$4,866,665	$4,824,296

LIABILITES AND STOCKHOLDERS' DEFICIENCY

Current Liabilities
Line of credit, bank	$497,570	$497,570
Accounts payable	2,342,478	2,606,946
Accured salaries and benefits	1,182,738	726,096
Billings in excess of related costs and estimated earnings on contracts in progress	71,159	-
Other accrued liabilites	342,284	-
Due to former stockholder	259,631	183,631
Deferred rent	-	754
Note payable, affliates	1,499,384	1,499,384
Total current liabilites	6,195,244	5,514,381

Long Term Liablities
Contigent consideration payable, net of discount of $385,000	515,000	515,000
Note payable, former shareholders	1,285,000	1,285,000
Total Long Term Liabilites	1,800,000	1,800,000

COMMITMENTS

Stockholders' Deficiency
Common stock, $0.0023 par value, 44,102,665 shares authorized; 8,882,455 shares issued and outstanding	20,000	20,000
Additional paid in capital	520,000	520,000
Due from affiliates, net	(421,262)	(218,811)
Accumulated deficit	(3,247,317)	(2,811,274)
Total Stockholders' Deficiency	(3,128,579)	(2,490,085)
Total Liabilities and Stockholders' Deficiency	$4,866,665	$4,824,296

INNOLOG HOLDINGS CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENT OF OPERATIIONS
FOR THE THREE MONTHS  ENDED MARCH 31, 2010
(Unaudited)

Revenues	$1,712,729

Operating expenses
Direct costs	764,063
Indirect contract costs, of which $85,640 was charged by an affiliate	878,051
Management fees, affiliate	159,050
Costs not allocable to contracts	40,393
Total operating expenses	1,841,557
Loss from operations	(128,828)

Other Income (expenses)
Other income	170
Interest expense	(74,385)
Merger expense	(233,000)
Total other income (expenses)	(307,215)

Loss before income tax provision	(436,043)
Income tax provision	-
Net Loss	$(436,043)

The accompanying notes are an integral part of these financial statements.

INNOLOG HOLDINGS CORPORATION AND SUBSIDIARY
 CONSOLIDATED STATEMENT OF STOCKHOLDER'S DEFICIENCY
FOR THE THREE MONTHS ENDED MARCH 31, 2010
(Unaudited)

		ADDITIONAL		DUE FROM	TOTAL
	COMMON	PAID IN	ACCUMULATED	AFFILIATES,	STOCKHOLDER'S
	STOCK	CAPITAL	DEFICIT	NET	DEFICIENCY
Balance December 31, 2009	$20,000	$520,000	$(2,811,274)	$(218,811)	$(2,490,085)

Net loss	-	-	(436,043)	-	(436,043)

Due from affiliates	-	-	-	(202,451)	(202,451)

Balance March 31, 2010	$20,000	$520,000	$(3,247,317)	$(421,262)	$(3,128,579)

The accompanying notes are an integral part of these consolidated financial statements.

INNOLOG HOLDINGS CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 2010

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(436,043)
Adjustments to reconcile net loss to net
cash provided by operating activities:
Depreciation and amortization	11,911
Changes in assets and liabilities:
Accounts receivable	175,444
Prepaid expenses and other assets	(6,233)
Deferred rent	(754)
Billings in excess of contract costs and related earnings	71,159
Accounts payable and accrued expenses	534,458

Net cash provided by operating activities	349,942

CASH FLOWS FROM FINANCING ACTIVITIES:
Net payments on related party payables	(126,451)

Net cash used in financing activities	(126,451)

NET CHANGE IN CASH	223,491

CASH - BEGINNING OF PERIOD	9,278

CASH - END OF PERIOD	$232,769

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for:
Interest	$24,000

SUPPLEMENTAL DISCLOSURES OF NONCASH INVESTING AND FINANCING ACTIVITIES:

Amounts due from affilites, net of payables, in the amount of $202,451, have been reclassified to stockholders' equity.

The accompanying notes are an integral part of these consolidated financial statements.

INNOLOG HOLDINGS CORPORATION AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2010
(Unaudited)

Note 1:   Organization and Nature of Business

Innolog Holdings Corporation (“Holdings”) was formed in March 2009 as a holding company for the purpose of acquiring companies that provide services primarily to federal government entities.  Its wholly owned subsidiary is Innovative Logistics Techniques, Inc. (“Innovative”). As of March 31, 2010, Holdings was a wholly owned subsidiary of Galen Capital Corporation (“Galen”). In June 2010, Holdings was spun out as an independent company.

Innovative Logistics Techniques, Inc. (”Innovative”), a Virginia corporation, formed in March 1989, is a solutions oriented organization providing supply chain logistics and information technology solutions to clients in the public and private sector. Innovative's services and solutions are provided to a wide variety of clients, including the Department of Defense, Department of Homeland Security and civilian agencies in the federal government and state and local municipalities, as well as selected commercial organizations.

Note 2: Going Concern

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern.  However, the Company has sustained a substantial operating loss in the current year and has a stockholders’ deficit (defined as total assets minus total liabilities) of $3,128,579 and $2,490,085 at March 31, 2010 and December 31, 2009, respectively.  Management believes that actions presently being taken such as continued expense reduction, the implementation of a renewed sales effort and the capital financing efforts of the Company will help to revise the Company’s operating and financial requirements.

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern.  As a result of the foregoing, the Company’s independent accounting firm on the Company’s 2009 financial statements, expressed substantial doubt about the Company’s ability to continue as a going concern.  The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that could result from the outcome of this uncertainty.

Note 3:   Summary of Significant Accounting Policies

Accounting Standards Codification:

The Company has adopted changes issued by the Financial Accounting Standards Board (“FASB”) to the authoritative hierarchy of Generally Accepted Accounting Principles (“GAAP”).  These changes establish the FASB Accounting Standards Codification (“ASC”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. The codification itself does not change GAAP. Other than the manner in which new accounting guidance is referenced, the adoption of these changes had no impact on the financial statements.

INNOLOG HOLDINGS CORPORATION AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2010 (Unaudited)

Note 3:   Summary of Significant Accounting Policies (Continued)

Principles of Consolidation:

The consolidated financial statements includes the assets, liabilities and operating results of Holdings and its wholly-owned subsidiary. All significant intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates:

Management uses estimates and assumptions in preparing these financial statements in accordance with accounting principles generally accepted in the United States of America. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates.

Contract Revenue Recognition:

Revenue on cost-plus-fee contracts is recognized to the extent of costs incurred plus a proportionate amount of fees earned. Revenue on fixed-price contracts is recognized on the percentage-of-completion method based on costs incurred in relation to total estimated costs. Revenue on time-and-materials contracts is recognized at contractual rates as hours and out of pocket expenses are incurred. Anticipated losses on contracts are recognized in the period they are first determined. In accordance with industry practice, amounts relating to long-term contracts, including retainages, are classified as current assets although an undeterminable portion of these amounts is not expected to be realized within one year. Because of inherent uncertainties in estimating costs, it is at least reasonably possible that the estimates used will change within the near term.

Concentration of Credit Risk:

The Company maintains its cash, which, at times may exceed federally insured limits, in bank deposit accounts with a high credit quality financial institution. The Company believes it is not exposed to any significant credit risk with regards to those accounts. Accounts receivable principally consist of amounts due from the federal government and large prime federal government contractors. Management believes associated credit risk is not significant.

Allowance for Doubtful Accounts:

The Company provides an allowance for doubtful accounts equal to the estimated collection losses that will be incurred in collection of all receivables. Estimated losses are based on historical collection experience coupled with review of the current status of existing receivables.  There was no allowance for doubtful accounts required at March 31, 2010.

INNOLOG HOLDING CORPORATION AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2010 (Unaudited)

Note 3:   Summary of Significant Accounting Policies (Continued)

Property and Equipment:

Property and equipment are stated at cost and depreciated by the straight-line method over estimated useful lives which are as follows:

Office furniture and equipment	3 to 5 years
Computer hardware and software	2 to 5 years

Leasehold improvements and lease acquisition costs are amortized over the shorter of the life of the applicable lease or the life of the asset. Maintenance and repairs are charged to operations when incurred. Betterments and renewals are capitalized. When property and equipment are sold or otherwise disposed of, the asset account and related accumulated depreciation account are relieved, and any gain or loss is included in operations.

Long-Lived Assets:

The Company reviews for the impairment of long-lived assets and certain identifiable intangibles whenever events or changes in circumstances indicate that the carrying amount of any asset may not be recoverable.  An impairment loss would be recognized when the estimated undiscounted future cash flows expected to result from the use of the asset and its eventual disposition is less than the carrying amount. If impairment is indicated, the amount of the loss to be recorded is based on an estimate of the difference between the carrying amount and the fair value of the asset.  Fair value is based upon discounted estimated cash flows expected to result from the use of the asset and its eventual disposition and other valuation methods.

Goodwill:

In accordance with FASB ASC 350, “Intangibles – Goodwill and Other”, goodwill is tested for impairment at least annually.  There was no impairment loss for the period ended March 31, 2010.

Income Taxes

The Company and its subsidiary file a consolidated federal income tax return. Income taxes are accounted for using the asset and liability method under FASB ASC 740, "Accounting for Income Taxes", whereby deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of assets and liabilities, and their respective tax basis, and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities due to a change in tax rates is recognized as income in the period that includes the enactment date. Estimates of the realization of deferred tax assets are based-on the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies.

INNOLOG HOLDINGS CORPORATION AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2010 (Unaudited)

Note 3:   Summary of Significant Accounting Policies  (Continued)

Stock Based Compensation:

The Company accounts for stock based compensation in accordance with FASB ASC 505-50, “Equity Based Payments to Non-Employees”.  Under the fair value recognition provisions of FASB ASC 505-50, the Company measures stock based compensation cost at the grant date based on the fair value of the award and recognizes expense over the requisite service period.

Debt Issuance Costs:

Debt issuance costs are capitalized and amortized over the term of the related loan.

Fair Value Measurements

FASB ASC 820, “Fair Value Measurements and Disclosures”, establishes a framework for measuring fair value.   That framework provides a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements). The three levels of the fair value hierarchy under FASB ASC 820 are described as follows:

Level 1:	Inputs to the valuation methodology are unadjusted quoted prices for identical assets or liabilities in active markets that the plan has the ability to access.

Level 2:	Inputs to the valuation methodology include:

•	quoted prices for similar assets or liabilities in active markets;

•	quoted prices for identical or similar assets or liabilities in inactive markets;

•	inputs other than quoted prices that are observable for the assets or liability;

•	inputs that are derived principally from or corroborated by observable market data by correlation or other means.

If the asset or liability has a specified (contractual) term, the level 2 input must be observable for substantially the full term of the asset or liability.

Level 3:	Inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The asset or liability’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs.

The following is a description of the valuation methodologies used for assets and liabilities measured at fair value.

The carrying values of accounts receivable, accounts payable, accrued expenses, note payable, former stockholder  and the line of credit payable approximate fair value due to the short term maturities of these instruments.

INNOLOG HOLDINGS CORPORATION AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2010 (Unaudited)

Note 3:  Summary of Significant Accounting Policies (Continued)

Fair Value Measurements (Continued)

Contingent consideration payable is based on the revenues and earnings projections of Innovative discounted by the rate of the seller note.

The preceding methods described may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, although the Company believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different fair value measurement at the reporting date.

The Company has determined that the contingent consideration liability falls within level three of the hierarchy.  The following table sets forth a summary of the changes in the fair value of such liability for the period from January 1, 2010 to March 31, 2010:

Contingent Consideration
Balance, beginning of year	$515,000
Changes in fair value	-
$515,000

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective accounting standards, if adopted, will have a material effect on the Company's financial statements.

Note 4:   Business Combination

On March 31, 2009, Holdings acquired Innovative,  whereby Holdings acquired all of the outstanding shares of common stock of Innovative.  The purpose of the acquisition was to allow the Company to become involved in providing services to federal government entities.  The total purchase price for Innovative was $2,835,000 and consisted of the following (at fair value):

Cash	$100,000
Short Term Note	50,000
Seller Note (1)	1,285,000
2,500,000 shares of Galen common stock (2)	85,000
Capital contribution	600,000
Contingent note payable (3)	715,000
$2,835,000

(1)	The purchase agreement was amended in May 2010 and this note was converted into 1,000,000 shares of preferred stock Series A of Holdings.

INNOLOG HOLDINGS CORPORATION AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2010 (Unaudited)

Note 4:  Business Combination (Continued)

(2)	Fair value of Galen’s common shares issued was determined on the basis of the fair value of Innovative. These shares were exchanged for 285,453 shares of Holdings common stock in May 2010.

(3)
The fair value of the contingent consideration was based on the revenues and earnings projections of Innovative.  The contingent note payable requires Holdings to pay the former stockholders up to $900,000 in three years based on the performance of Innovative and up to 10% of the net income of Innovative of years four and five.  As of March 31, 2009, based on management’s estimates, Holdings expected that the aggregate undiscounted amount of contingent consideration to be paid was approximately $900,000.  This was discounted to present value using an 8% discount rate and amounted to $715,000 at the date of acquisition.  As of December 31, 2009, this amount was reduced to $515,000.

Goodwill in the amount of $4,056,238 was recognized in the acquisition and was attributable to the excess of the purchase price paid over the fair value of the net assets acquired, as there were no other intangibles qualifying for separate recognition.  Due to the increase in the Company’s net liabilities during 2009 and cash flow shortfalls, an impairment loss of $1,000,000 has been made.

The following table summarizes the approximate fair values of the assets acquired and liabilities assumed at the date of acquisition:

Current Assets	$1,325,138
Other Assets	100,657
Fixed Assets	49,189
Goodwill	4,056,238
Liabilities assumed	(2,696,222)
$2,835,000

Note 5:  Major Customers

Revenues from prime contracts and subcontracts with U.S. Government agency customers in aggregate accounted for approximately 100% of total revenues for the three months ended March 31, 2010.

INNOLOG HOLDINGS CORPORATION AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2010 (Unaudited)

Note 6:  Accounts Receivable

 Accounts receivable consisted of the following as of March 31, 2010:

Billed receivables	$1,205,729
Unbilled receivables	348,421
$1,554,150

Contract receivables from prime contracts and subcontracts with U.S. Government agency customers in aggregate accounted for approximately 96% of total contract receivables at March 31, 2010.

Note 7:  Line of Credit

In April 2009, Holdings entered into a credit agreement with Eagle Bank under which it may borrow up to $500,000. Borrowings under the agreement are guaranteed by seven individuals, which are directly or indirectly related to Holdings. The borrowings are payable upon the bank’s demand. Interest is payable monthly at the bank’s prime rate (as defined) plus 1%.  At March 31, 2010, the interest rate was 5%.

Note 8:  Seller Note Payable and Earn out Note Payable

Seller Note Payable:

In March 2009, when Holdings purchased Innovative, part of the purchase consideration was a note payable of $1,285,000, payable over three years. In May 2010, this note, including accrued interest, was converted into 1,000,000 shares of Innolog Convertible Series A Preferred Stock. As of March 31, 2010, interest was charged at 8% per annum. Total unpaid and accrued interest amounted to $102,800 which was included in accounts payable as of March 31, 2010.

Contingent Consideration Payable:

In March 2009, as part of the purchase transaction, Holdings estimated that contingent consideration due to the former stockholders amounted to $900,000.  As specified in the agreement, the earn out is based on certain revenue and net income targets over the next five years, and is payable annually. The amount payable has been discounted to present value using an 8% discount rate and amounted to $715,000 upon acquisition and further reduced to $515,000 as of March 31, 2010.

INNOLOG HOLDINGS CORPORATION AND SUBSIDAIRY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2010 (Unaudited)

Note 9:   Related Party Transactions

Loans From Affiliates:

In March 2009, Holdings  and Innovative  entered into an agreement with seven individuals who are directly or indirectly related to Holdings, under which they may borrow up to $2,000.000. The total borrowings as of March 31, 2010 amounted to $1,499,384, collaterized  by substantially all assets of both borrowers and guaranteed by Galen. The borrowings are due at the lender’s demand.

The lenders under the loan agreement have borrowed this amount from Eagle Bank under a promissory note and then loaned it to the Holdings and Innovative.  The promissory note expires in March 2011 and interest is payable monthly at the bank’s prime rate (as defined) plus 1%.  Interest is directly paid by the Company to the bank on a monthly basis. As of March 31, 2010, unpaid and accrued interest amounted to $7,414 which was included in accounts payable.

In addition to the interest due to the bank, the Company granted warrants to these individuals under which they may purchase 4,000,000 common shares of the Company’s common stock, with a strike price of $0.01 per share and an expiration of March 31, 2014. The fair value of these warrants amounted to $520,000 and have been amortized to interest expense during the period ended December 31, 2009.

Loans From Former Stockholder:

As of March 31, 2010, loans from former stockholder consisted of the following:

Note, interest of 10% and principal due on December 31, 2009. In May 2010, this debt was converted to 30,000 shares of preferred stock of Holdings.	$57,332
Note, interest of $12,000 and principal due on December 18, 2009 or upon collection of certain accounts receivable. During 2010, the due date on this note was extended to February 10, 2010 with additional interest of $12,000 payable upon maturity. In addition, 120,000 warrants of Galen were granted. (1)	120,000
Note, interest of $7,600 and principal due on March 15, 2010. In addition, 76,000 warrants of Galen were granted.	76,000
Other	6,299
$259,631

(1)	These loans had not been paid off as of the date of these financial statements. Interest expense incurred on these loans amounted to $24,000 for the three month ended March 31, 2010.

INNOLOG HOLDINGS CORPORATION AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2010 (Unaudited)

Note 9:   Related Party Transactions (Continued)

Due To Affiliates:

As of March 31, 2010, amounts due to four of the Company’s affiliates under common control amounted to $203,332. There was no interest charged on these payables and no scheduled due date.  On June 15, 2010, the amount due to affiliates was offset against the note receivable from an affiliate under common control and converted to equity.  As such, these payables have been reclassified to equity as of March 31, 2010.

Management Fees, Affiliate:

Pursuant to an Executive Management Agreement with Galen entered into on April 1, 2009, the Company is being charged a management fee of $100,000 per month limited to15% of the gross revenue of the Company for each  twelve month period effective with the consummation of this agreement. Total management fees amounted to $244,690 for the three months ended March 31, 2010. The agreement expires on July 31, 2010.

Note Receivable, Affiliate:

In April 2009, Holdings entered into an interest-free credit agreement with an affiliate under which the affiliate may borrow up to $1,500,000 through April 15, 2010. As of December 31, 2009, the outstanding balance was $740,000.   On June 15, 2010, the amount outstanding under this note was forgiven.  As such, this receivable has been reclassified to equity as of March 31, 2010.

Note 10:  Costs not Allocable to Contracts

Costs not allocable to contracts consisted of the following during March 31, 2010:

2010
Entertainment	$40
Late fees and penalties	35,505
Finance charges	4,848
$40,393

Note 11:  Commitments and Contingencies

Leases:

The Company leases office space in Washington, D.C.; Orlando, Florida; Springfield, Virginia; and Mclean, Virginia; under operating leases expiring at various dates through 2012. The premises leases contain scheduled rent increases and require payment of property taxes, insurance and certain maintenance costs. The minimum future commitments under lease agreements existing as of March 31, 2010, are approximately as follows:

INNOLOG HOLDINGS CORPORATION AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2010 (Unaudited)

Note 11:  Commitments (Continued)

Leases (Continued):

Year ending December 31,
2010	$541,000
2011	680,000
2012	96,000
$1,317,000

Total rent expense for the three months ended March 31, 2010 amounted to $182,453.

In 2010, Innovative vacated its office space prior to expiration of the lease. There has been no agreement reached between Innovative and the former landlord to settle the breach. The landlord subsequently filed a law suit against the Company under which it pursued  total damages of approximately $1,000,000, which approximates the rent charges for the remaining term of the lease. The monthly rent amount is being accrued and is included in the future lease commitment schedule. The outcome of the law suit is undetermined as of the date of these financial statements.

Late deposit of payroll taxes and employee income tax withholdings:

During 2009 and 2010, the Company has been late in making deposits of federal and state employer payroll taxes, as well as employee income tax withholdings.  As of March 31, 2010 and December 31, 2009, the total of payroll tax accrued and income tax withheld balances including penalties and interest, amounted to $633,187 and $277,762, respectively, which is included in accrued salaries and benefits on the balance sheet.

Employment Agreement:

On April 1, 2009, Innovative entered into an employment agreement contract with its President and Chief Executive Officer through March 31, 2014, which provides for a minimum annual salary of $198,000. At March 31, 2010, the total commitment, excluding incentives, was $792,000.

Contracts:

Substantially all of the Company’s revenues have been derived from prime or subcontracts with the U.S. government. These contract revenues are subject to adjustment upon audit by the Defense Contract Audit Agency. Final audits have been finalized through 2005. Management does not expect the results of future audits to have a material effect on the Company’s financial position or results of operations.

INNOLOG HOLDINGS CORPORATION AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2010 (Unaudited)

Note 12: Income Taxes

The Company’s effective income tax rate is lower than what would be expected if the federal statutory rate were applied to income from continuing operations primarily because of the deferred tax asset being fully reserved.

Temporary differences giving rise to the deferred tax assets consist primarily of the excess of  the goodwill and other intangible assets for tax reporting purposes over the amount for financial reporting purposes, and net operating loss carryforwards.  The Company’s ability to utilize the federal and state tax assets is uncertain, therefore the deferred tax asset is fully reserved.

At March 31, 2010, the Company had net operating loss carryforwards of approximately $2,100,000 for federal and Virginia state tax purposes expiring through 2028.

The deferred tax asset as of March 31, 2010 consisted of the following:

Tax benefit on net operating loss carry forward	$841,000
Goodwill	292,000
Contingent consideration	(80,000)
Less: valuation allowance	(1,053,000)
$-

Effective January 1, 2009, the Company has adopted the provisions of FASB ASC 740, “Income Tax” which clarifies the accounting for uncertainty in tax positions. FASB ASC 740 requires the recognition of the impact of a tax position in the financial statements if that position is more likely than not of being sustained on a tax return upon examination by the relevant taxing authority, based on the technical merits of the position. The adoption of FASB ASC 740 had no effect on the Company’s financial position or results of operations. At March 31, 2010, the Company has no unrecognized tax benefits.

The Company recognizes interest and penalties related to income tax matters in interest expense and operating expenses, respectively.  As of March 31, 2010, the Company has no accrued interest and penalties related to uncertain tax positions.

Note 13: Employee Benefit Plan

Innovative has a defined contribution employee benefit plan covering all full time employees who elect to participate. The plan provides for elective salary deferrals by employees and annual elective matching contributions. There was no employer contribution for the three months ended March 31, 2010.

Innovative has been late in making deposits of employee deferrals. The Department of Labor is reviewing Innovative’s employee benefit plan document as well as other records to determine the status of compliance. The outcome is undetermined as of the date of these financial statements.

INNOLOG HOLDINGS CORPORATION AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2010

Note 14: Capital Stock

Common Stock:

As of March 31, 2010, 100,000,000 shares of $.001 par value common stock were authorized and 20,000,000 shares of common stock were issued and outstanding.  In May 2010, the Company consummated a .44-for-1 reverse stock split, thereby decreasing the number of issued and outstanding shares to 8,882,455, and increasing the par value of each share to $0.0023.  All references in the accompanying consolidated financial statements to the number of common shares and per-share amounts for the period ended March 31, 2010 have been restated to reflect the reverse stock split.

Stock Warrant Activity:

On March 31, 2009, the Company granted 4,000,000 warrants to various affiliated individuals in conjunction with their guarantee of the Company’s line of credit (Note 7) and their loans to the Company (Note 9).  The warrants have an exercise price of $0.01 and a life of five years.  All warrants were fully vested on the date of grant.  The fair value of the warrants was $520,000 and was charged to interest expense for the period from March 23, 2009 (inception) to December 31, 2009.

A summary of Holdings’ warrant activity and related information is as follows:

Warrant Summary	Warrants	Weighted Average Exercise Price
Outstanding, beginning of year	4,000,000	$0.01
Granted	-	-
Exercised	-	-
Forfeited/Expired	-	-
Outstanding, end of period	4,000,000	$0.01

At March 31, 2010, there were 4,000,000 warrants outstanding and exercisable.  These warrants had a weighted average exercise price of $0.01 and a weighted average remaining life of 4.25 years. The intrinsic value of these warrants was $580,000.

Note 15:  Subsequent Events

Former Stockholder Loan:

Innovative’s former stockholder loaned the Company $80,000 during 2010, which is partially collateralized by certain accounts receivable. The former stockholder was granted warrants to purchase 80,000 shares of Innolog stock at a price of $0.50 per share.

Loan from controller

Innovative’s controller loaned the Company $20,000 during 2010.  The controller was granted warrants to purchase 20,000 shares of Innolog stock at a price of $0.50 per share.

INNOLOG HOLDINGS CORPORATION AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2010 (Unaudited)

Note 15:  Subsequent Events (Continued)

Related party loan

During 2010, the Company received funds from an affiliate totaling $250,000, in two separate notes. These loans are secured by certain accounts receivable of Innovative. The affiliate was granted warrants to purchase 500,000 shares of Innolog stock at a price of $0.50 per share and 500,000 shares of preferred stock of the Company.

Merger with Public Company:

On October 15, 2009, uKarma Corporation, a publicly traded Nevada corporation, and Galen entered into an agreement to merge (the "Merger Agreement") in a reverse merger transaction. In June 2010, the rights to merge were assigned directly to Holdings. Once the merger transaction is closed, the Holdings stockholders will become the controlling stockholders of uKarma Corporation and the business of Holdings will continue.

Preferred Stock:

In April 2010, the Company amended its articles of incorporation and authorized 50,000,000 shares of $.001 par value Preferred Stock Series A.  In 2010, Holdings issued 36,714,758 shares of Preferred Stock Series A.

Warrants:

During 2010, the Company granted 38,551,857 warrants which enable the holders to purchase 38,551,857 shares of the Company’s common stock at an exercise price of $0.50 per share. These warrants are exercisable immediately upon issuance and expire on June 1, 2015.

  Consulting Agreement:

In May, 2010, Emerging Companies, LLC entered into an agreement with the Company to provide consulting services to the Company relating to merger and acquisition transactions, interfacing with the public markets and other advisors, and other core business advisory services.  Two of the Company’s executive officers and directors are members of Emerging Companies, LLC.

Seller Note from Innovative acquisition

On May 16, 2010, the seller note of $1,285,000 (note 9) was converted into 1,000,000 shares of Preferred Stock Series A of Holdings.

Management has evaluated subsequent events through July 12, 2010, the date which the financial statements were available to be issued.  Except as disclosed, there were no other subsequent events noted that would require adjustment to or disclosure in these financial statements.

INNOVATIVE LOGISTICS TECHNIQUES, INC.
(A Wholly Owned Subsidiary of Innolog Holdings Corporation)
FINANCIAL REPORT
FOR THE THREE MONTHS ENDED
MARCH 31, 2010 and 2009

INNOVATIVE LOGISTICS TECHNIQUES, INC
(A Wholly Owned Subsidiary of Innolog Holdings Corporation)
FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2010 AND 2009

PAGE
Financial Statements

Balance Sheets	1

Statements of Operations	2

Statements of Stockholder's Equity	3

Statements of Cash Flows	4

Notes to Financial Statements	5-15

INNOVATIVE LOGISTICS TECHNIQUES, INC.
(A Wholly Owned Subsidiary of Innolog Holdings Corporation)
BALANCE SHEETS
AS OF MARCH 31, 2010 and DECEMBER 31, 2009

	3/31/10	12/31/09
	(Unaudited)
ASSETS
Current Assets
Cash	$232,657	$9,255
Accounts receivable, net	1,554,150	1,729,594
Prepaid expenses and other current assets	929	929
Total Current Assets	1,787,736	1,739,778

Property and equipment, net	-	11,911
Goodwill	3,056,238	3,056,238
Other assets	22,365	14,552
Total Assets	$4,866,339	$4,822,479

LIABILITIES AND STOCKHOLDER'S EQUITY

Current Liabilities
Accounts payable	$2,201,230	$2,521,398
Accrued salaries and benefits	1,182,738	726,096
Billings in excess of related costs and
estimated earnings on contracts in progress	71,159	-
Other accrued liabilities	342,284	-
Due to affiliates	111,995	553,504
Due to former stockholder and officer	259,631	183,631
Due to Innolog Holdings Corporation	74,834	124,519
Deferred rent	-	754
Total current liabilities	4,243,871	4,109,902

Long Term Liabilities
Due to Innolog Holdings Corporation	2,635,000	2,635,000

COMMITMENTS

Stockholder's Deficiency
Common stock, $1 par value - 1,000 shares authorized,
674 shares issued and outstanding	674	674
Additional paid-in capital	-	-
Accumulated deficit	(2,013,206)	(1,923,097)
Total Stockholder's Deficiency	(2,012,532)	(1,922,423)

Total Liabilities and Stockholder's Deficiency	$4,866,339	$4,822,479

The accompanying notes are an integral part of these financial statements.

INNOVATIVE LOGISTICS TECHNIQUES, INC.
STATEMENTS OF OPERATIONS
(A Wholly Owned Subsidiary of Innolog Holdings Corporation)
FOR THE THREE MONTHS ENDED MARCH 31, 2010 AND 2009
(UNAUDITED)

	For the three months ended
	3/31/10	3/31/09
Revenues	$1,712,730	$1,909,395

Operating expenses
Direct costs	764,064	1,158,531
Indirect contract costs, of which $85,640
was charged by an affiliate	815,502	1,041,259
Management fees, affiliate	159,050	-
Cost not allocable to contracts	40,393	77,597
Total operating expenses	1,779,009	2,277,387

Loss from operations	(66,279)	(367,992)

Other Income (Expenses)
Obligations forgiven upon early termination of lease	-	280,606
Other income	170	453
Interest expense	(24,000)	-
Total other income (expenses)	(23,830)	281,059

Loss before income tax provision	(90,109)	(86,933)

Income tax provision	-	-

Net Loss	$(90,109)	$(86,933)

The accompanying notes are an integral part of these financial statements.

INNOVATIVE LOGISTICS TECHNIQUES, INC.
(A Wholly Owned Subsidiary of Innolog Holdings Corporation)
STATEMENTS OF STOCKHOLDER'S DEFICIENCY
FOR THE THREE MONTHS ENDED MARCH 31, 2010
(UNAUDITED)

			RETAINED	TOTAL
		ADDITIONAL	EARNINGS	STOCKHOLDER'S
	COMMON	PAID IN	(ACCUMULATED	EQUITY
	STOCK	CAPITAL	DEFICIT)	(DEFICIENCY)
Balance December 31, 2009	$674	$-	$(1,923,097)	$(1,922,423)

Net loss	-	-	(90,109)	(90,109)

Balance March 31, 2010	$674	$-	$(2,013,206)	$(2,012,532)

INNOVATIVE LOGISTICS TECHNIQUES, INC.
(A Wholly Owned Subsidiary of Innolog Holdings Corporation)
STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 2010 AND 2009
(UNAUDITED)

	For the three months ended
	3/31/10	3/31/09
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(90,109)	$(86,933)
Adjustments to reconcile net loss to net
cash provided by operating activities:
Depreciation and amortization	11,912	6,202
Accrued loss on contracts in progress	0	(44,463)
Changes in assets and liabilities:
Accounts receivable	175,444	(158,245)
Prepaid expenses and other assets	(7,813)	(7,056)
Deferred rent	(754)	-
Billings in excess of contract costs and related earnings	71,159	(9,704)
Due to affiliate	(399,500)	-
Accounts payable and accrued expenses	478,756	320,324

Net cash provided by operating activities	239,095	20,125

CASH FLOWS FROM FINANCING ACTIVITIES:
Net payments on related party loans	(15,693)	(214,466)

Net cash used in financing activities	(15,693)	(214,466)

NET CHANGE IN CASH	223,402	(194,341)

CASH - BEGINNING OF PERIOD	9,255	168,233

CASH (CASH OVERDRAFT) - END OF PERIOD	$232,657	$(26,108)

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
Interest	$24,000	$-

INNOVATIVE LOGISITICS TECHNIQUES, INC
(A Wholly Owned Subsidiary of Innolog Holdings Corporation)
NOTES TO FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2010 AND 2009
(Unaudited)

Note 1:  Organization and Nature of Business

Innovative Logistics Techniques, Inc. (the "Company"), a Virginia corporation, formed in March 1989, is a solutions oriented organization providing supply chain logistics and information technology solutions to clients in the public and private sector. The Company's services and solutions are provided to a wide variety of clients, including the U.S. Department of Defense, U.S. Department of Homeland Security and civilian agencies in the federal government and state and local municipalities, as well as selected commercial organizations.  The Company is a wholly owned subsidiary of Innolog Holdings Corporation (“Holdings”). Holdings was a wholly owned subsidiary of Galen Capital Corporation (“Galen”). In June 2010, Holdings was spun out as an independent company.

Note 2:  Going Concern

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern.  However, the Company has sustained substantial operating losses in the recent years and a stockholder’s deficit (defined as total assets minus total liabilities) of $1,922,423 and $1,734,303 at December 31, 2009 and 2008, respectively.  Management believes that actions presently being taken such as continued expense reduction, the implementation of a renewed sales effort and the capital financing efforts of the Company's parent will help to revise the Company’s operating and financial requirements.

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that could result from the outcome of this uncertainty.

Note 3:  Summary of Significant Accounting Policies

Accounting Standards Codification:

The Company has adopted changes issued by the Financial Accounting Standards Board (“FASB”) to the authoritative hierarchy of Generally Accepted Accounting Principles (“GAAP”).  These changes establish the FASB Accounting Standards Codification (“ASC”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. The codification itself does not change GAAP. Other than the manner in which new accounting guidance is referenced, the adoption of these changes had no impact on the financial statements.

INNOVATIVE LOGISITICS TECHNIQUES, INC
(A Wholly Owned Subsidiary of Innolog Holdings Corporation)
NOTES TO FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2010 AND 2009 (Unaudited)

Note 3:  Summary of Significant Accounting Policies (Continued)

Use of Estimates:

Management uses estimates and assumptions in preparing these financial statements in accordance with accounting principles generally accepted in the United States of America. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates.

Contract Revenue Recognition:

Revenue on cost-plus-fee contracts is recognized to the extent of costs incurred plus a proportionate amount of fees earned. Revenue on fixed-price contracts is recognized on the percentage-of-completion method based on costs incurred in relation to total estimated costs. Revenue on time-and-materials contracts is recognized at contractual rates as hours and out of pocket expenses are incurred. Anticipated losses on contracts are recognized in the period they are first determined. Total accrued losses on contracts in progress amounted to zero and $202,080 as of March 31, 2010 and 2009, respectively. In accordance with industry practice, amounts relating to long-term contracts, including retainages, are classified as current assets although an undeterminable portion of these amounts is not expected to be realized within one year. Because of inherent uncertainties in estimating costs, it is at least reasonably possible that the estimates used will change within the near term.

Concentration of Credit Risk:

The Company maintains its cash, which, at times may exceed federally insured limits, in bank deposit accounts with a high credit quality financial institution. The Company believes it is not exposed to any significant credit risk with regards to those accounts. Accounts receivable principally consist of amounts due from the federal government and large prime federal government contractors. Management believes associated credit risk is not significant.

Allowance for Doubtful Accounts:

The Company provides an allowance for doubtful accounts equal to the estimated collection losses that will be incurred in collection of all receivables. Estimated losses are based on historical collection experience coupled with review of the current status of existing receivables. As of March 31, 2010 and 2009, there was no allowance for doubtful accounts required.

Property and Equipment:

Property and equipment are stated at cost and depreciated by the straight-line method over estimated useful lives which are as follows:

Office furniture and equipment	3 to 5 years
Computer hardware and software	2 to 5 years

INNOVATIVE LOGISITICS TECHNIQUES, INC
(A Wholly Owned Subsidiary of Innolog Holdings Corporation)
NOTES TO FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2010 AND 2009 (Unaudited)

Note 3:  Summary of Significant Accounting Policies (Continued)

Property and Equipment (Continued):

Leasehold improvements and lease acquisition costs are amortized over the shorter of the life of the applicable lease or the life of the asset. Maintenance and repairs are charged to operations when incurred. Betterments and renewals are capitalized. When property and equipment are sold or otherwise disposed of, the asset account and related accumulated depreciation account are relieved, and any gain or loss is included in operations.

Long-Lived Assets:

The Company reviews for the impairment of long-lived assets and certain identifiable intangibles whenever events or changes in circumstances indicate that the carrying amount of any asset may not be recoverable.  An impairment loss would be recognized when the estimated undiscounted future cash flows expected to result from the use of the asset and its eventual disposition is less than the carrying amount. If impairment is indicated, the amount of the loss to be recorded is based on an estimate of the difference between the carrying amount and the fair value of the asset.  Fair value is based upon discounted estimated cash flows expected to result from the use of the asset and its eventual disposition and other valuation methods.

Goodwill:

In accordance with FASB ASC 350, “Intangibles – Goodwill and Other”, goodwill is tested for impairment at least annually. No impairment loss was recorded during the period ended March 31, 2010.

Income Taxes:

For the period ended March 31, 2009, the stockholders of the Company elected to treat corporate taxable income as income to its stockholders. Accordingly, taxable income or loss of the Company was passed through to, and reportable by, the stockholders on their personal income tax returns. The Company remained liable for income taxes in jurisdictions that did not recognize S corporation status.

INNOVATIVE LOGISITICS TECHNIQUES, INC
(A Wholly Owned Subsidiary of Innolog Holdings Corporation)
NOTES TO FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2010 AND 2009 (Unaudited)

Note 3:  Summary of Significant Accounting Policies (Continued)

Income Taxes (Continued):

Effective April 1, 2009, the Company converted its tax status to a C-corporation. The Company and its parent file a consolidated federal income tax return. Income tax expense incurred by the Company is allocated as if the Company is separately filing.  Income taxes are accounted for using the asset and liability method under FASB ASC 740, "Accounting for Income Taxes", whereby deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of assets and liabilities, and their respective tax basis, and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities due to a change in tax rates is recognized as income in the period that includes the enactment date. Estimates of the realization of deferred tax assets are based-on the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies.

Recent Accounting Pronouncements:

Management does not believe that any recently issued, but not yet effective accounting standards, if adopted, will have a material effect on our financial statements.

Note 4: Acquisition by Innolog Holdings Corporation

On March 31, 2009, Innolog Holdings Corporation (“Holdings”), acquired the Company in a stock purchase transaction whereby Holdings acquired all of the outstanding shares of common stock of the Company. The total purchase price for the Company was $2,835,000 and consisted of the following (at fair value):

Cash	$100,000
Short Term Note	50,000
Seller Note (1)	1,285,000
2,500,000 shares of Galen common stock (2)	85,000
Capital contribution	600,000
Contingent note payable (3)	715,000
$2,835,000

(1)	The purchase agreement was amended in May 2010 and this note was converted into 1,000,000 shares of Preferred Stock Series A of Holdings.

(2)	Fair value of Galen’s common shares issued was determined on the basis of the fair value of the Company’s shares. These shares were exchanged for 285,453 shares of Holdings common stock in May 2010.

INNOVATIVE LOGISITICS TECHNIQUES, INC
(A Wholly Owned Subsidiary of Innolog Holdings Corporation)
NOTES TO FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2010 AND 2009 (Unaudited)

Note 4: Acquisition by Innolog Holdings Corporation (Continued)

(3)
The fair value of the contingent consideration was based on the revenues and earnings projections of the Company. The contingent note payable requires Holdings to pay the former stockholders up to $900,000 in three years based on the performance of the Company and up to 10% of the net income of years four and five.  As of March 31, 2009, based on management’s estimates, Holdings expected that the aggregate undiscounted amount of contingent consideration to be paid was approximate $900,000.  This was discounted to present value using an 8% discount rate and amounted to $715,000 at the date of acquisition. As of December 31, 2009, this amount was reduced to $515,000.

Goodwill in the amount of $4,056,238 was recognized in the acquisition and was attributable to the excess of the purchase price paid over the fair value of the net assets acquired, as there were no other intangibles qualifying for separate recognition. Due to the increase in the Company’s net liabilities during 2009 and cash flow shortfalls, an impairment loss of $1,000,000 has been made.

Goodwill and purchase liabilities resulting from the purchase transaction were pushed down to the Company upon closing of the transaction.  Purchase liabilities in the amount of $2,835,000 have been reflected as due to Innolog Holdings Corporation.  This amount was reduced to $2,635,000 since the fair value of the consideration payable was reduced by $200,000. It is not the intent of Holdings to demand payment of these amounts in less than one year.

The following table summarizes the approximate fair values of the assets acquired and liabilities assumed at the date of acquisition:

Current assets	$1,325,138
Other assets	100,657
Fixed assets	49,189
Goodwill	4,056,238
Liabilities assumed	(2,696,222)
$2,835,000

Note 5:  Major Customers

Revenues from prime contracts or subcontracts with U.S. Government agency customers in aggregate accounted for approximately 100% and 99% of total revenues for the three months ended March 31, 2010 and 2009, respectively.

INNOVATIVE LOGISITICS TECHNIQUES, INC
(A Wholly Owned Subsidiary of Innolog Holdings Corporation)
NOTES TO FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2010 AND 2009 (Unaudited)

Note 6:  Accounts Receivable

 Accounts receivable consisted of the following:

	3/31/10	12/31/09
	(Unaudited)
Billed receivables	$1,205,729	$1,543,115
Unbilled receivables	348,421	186,479
	$1,554,150	$1,729,594

Contract receivables from prime contracts or subcontracts with U.S. Government agency customers in aggregate accounted for approximately 96% and 97% of total contract receivables at March 31, 2010 and December 31, 2009, respectively.

Note 7:  Property and Equipment

Property and equipment consisted of the following as of March 31, 2010 and 2009:

	3/31/10	12/31/09
	(Unaudited)
Office furniture and equipment	$497,697	$497,696
Computer hardware and software	257,053	257,053
Leasehold improvements	118,276	118,276
	873,026	873,025
Less accumulated depreciation	(873,026)	(861,114)
	$-	$11,911

INNOVATIVE LOGISTICS TECHNIQUES, INC
(A Wholly Owned Subsidiary of Innolog Holdings Corporation)
NOTES TO FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2010 AND 2009 (Unaudited)

Note 8:   Related party transactions

Loans from former stockholder and officer:

As of March 31, 2010 and December 31, 2009, loans from former stockholder and officer consisted of the following:

	March 31, 2010 (Unaudited)	December 31, 2009
Note, interest of 10% per annum and principal due on December 31, 2009. In May 2010, this debt was converted to 30,000 shares of preferred stock of Holdings.	$57,332	$57,332
Note, interest of $12,000 and principal due on December 18, 2009 or upon collection of certain accounts receivable. During 2010, the due date on this note was extended to February 10, 2010 with additional interest of $12,000 payable upon maturity. In addition, 120,000 warrants of Galen were granted. (1)	120,000	120,000
Note, interest of $7,600 and principal due on March 15, 2010. In addition, 76,000 warrants of Galen were granted. (1)	76,000	-
Other	6,299	6,299
	$259,631	$183,631

(1)
These loans have not been paid off as of the date of these financial statements.  Interest expense incurred on these loans amounted to $24,000 and zero for the three months ended March 31, 2010 and 2009, respectively.

Due to affiliates:

As of March 31, 2010 and December 31, 2009, amounts due to two of the Company’s affiliates under common control amounted to $111,995 and $553,504, respectively. There was no interest charged on these payables and no scheduled due date.

Office and service agreement:

The Company provided management and office support to a charitable nonprofit organization in which the Company’s former stockholders served as officers. The Company recognized revenue of zero and $7,922 for services provided to this organization for the three months ended March 31, 2010 and 2009, respectively. This agreement was terminated during 2009.

INNOVATIVE LOGISTICS TECHNIQUES, INC
(A Wholly Owned Subsidiary of Innolog Holdings Corporation)
NOTES TO FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2010 AND 2009 (Unaudited)

Note 8:   Related party transactions (Continued)

Management fees, affiliate:

Pursuant to an Executive Management Agreement with Galen entered on April 1, 2009, the Company is being charged a management fee of $100,000 per month limited to 15% of the gross revenue of the Company for each  twelve month period effective with the consummation of this agreement. Total management fees amounted to $244,690 for the three months ended March 31, 2010. The agreement expires on July 31, 2010. Galen was owed zero and $399,500 under this agreement as of March 31, 2010 and December 31, 2009, respectively.

Note 9:  Costs not Allocable to Contracts

Costs not allocable to contracts consisted of the following during the three months ended March 31, 2010 and 2009:

	March 31, 2010 (Unaudited)	March 31, 2009 (Unaudited)
Entertainment	$40	$2,358
Professional fees	-	54,643
Late fees and penalties	35,505	6,577
Finance charges	-	7,002
Other	4,848	7,017
	$40,393	$77,597

Note 10:  Commitments

Leases:

The Company leases office space in Washington, D.C.; Orlando, Florida; Springfield, Virginia; and Mclean, Virginia; under operating leases expiring at various dates through 2012. The premises leases contain scheduled rent increases and require payment of property taxes, insurance and certain maintenance costs. The minimum future commitments under lease agreements existing as of March 31, 2010, are approximately as follows:

Year ending December 31,
2010	$541,000
2011	680,000
2012	96,000
$1,317,000

INNOVATIVE LOGISTICS TECHNIQUES, INC
(A Wholly Owned Subsidiary of Innolog Holdings Corporation)
NOTES TO FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2010 AND 2009 (Unaudited)

Note 10:  Commitments (Continued)

Leases (Continued):

Total rent expense for the three months ended March 31, 2010 and 2009 amounted to $182,453 and $163,985, respectively.

In 2010, the Company vacated its office space in Mclean, VA, prior to the expiration of the lease.  There has been no agreement reached between the Company and the former landlord to settle the breach by the Company. The landlord subsequently filed a suit against the Company under which it pursued for total damages of approximately $1,000,000, which approximates the rent charges for the remaining term of the lease. The monthly rent amount is accrued on the balance sheets and is included in the future lease commitment schedule. The outcome of the law suit is undetermined as of the date of these financial statements.

Employment Agreement:

On April 1, 2009, the Company entered into an employment agreement with its President and Chief Executive Officer through March 31, 2014, which provides for a minimum annual salary of $198,000. At March 31, 2010, the total commitment, excluding incentives, was $792,000.

Accounts payable:

As of March 31, 2010, the Company was delinquent in paying a significant portion of its accounts payable. Some of the Company's vendors have filed claims to collect on the amounts due.

Late deposit of payroll taxes and employee income tax withholdings:

During 2009 and 2010, the Company has been late in making deposits of federal and state employer payroll taxes as well as employee income tax withholdings.  As of March 31, 2010 and December 31, 2009, the total of payroll tax accrued and income tax withheld balances amounted to $633,187 and $277,762, respectively, which is included in accrued salaries and benefits on the balance sheets.

Contracts:

Substantially all of the Company’s revenues have been derived from prime or subcontracts with the U.S. government. These contract revenues are subject to adjustment upon audit by the Defense Contract Audit Agency. Final audits have been finalized through 2005. Management does not expect the results of future audits to have a material effect on the Company’s financial position or results of operations.

INNOVATIVE LOGISTICS TECHNIQUES, INC
(A Wholly Owned Subsidiary of Innolog Holdings Corporation)
NOTES TO FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2010 AND 2009 (Unaudited)

Note 11:  Income Taxes

The Company’s effective income tax rate is lower than what would be expected if the federal statutory rate were applied to income from the continuing operations primarily because of the deferred tax asset being fully reserved.

Temporary differences giving rise to the deferred tax assets consist primarily of the excess of  the goodwill and other intangible assets for tax reporting purposes over the amount for financial reporting purposes, and the net operating loss carryforwards.  The Company’s ability to utilize the federal and state tax assets is uncertain, therefore the deferred tax asset is fully reserved.

At March 31, 2010, the Company had net operating loss carry forwards of approximately $1,350,000 for federal and Virginia tax purposes expiring through 2028.

The deferred tax asset as of March 31, 2010 consisted of the following:

Tax benefit on net operating loss carry forward	$555,000
Goodwill	292,000
Contingent consideration	(80,000)
Less: valuation allowance	(767,000)
$-

Effective January 1, 2009, the Company has adopted the provisions of FASB ASC 740, “Income Tax” which clarifies the accounting for uncertainty in tax positions. FASB ASC 740 requires the recognition of the impact of a tax position in the financial statements if that position is more likely than not of being sustained on a tax return upon examination by the relevant taxing authority, based on the technical merits of the position. The adoption of FASB ASC 740 had no effect on the Company’s financial position or results of operations. At March 31, 2010, the Company has no unrecognized tax benefits.

The Company recognizes interest and penalties related to income tax matters in interest expense and operating expenses, respectively.  As of  March 31, 2010, the Company has no accrued interest and penalties related to uncertain tax positions.

Note 12: Employee Benefit Plan

The Company has a defined contribution employee benefit plan covering all full time employees who elect to participate. The plan provides for elective salary deferrals by employees and annual elective matching contributions. There was no employer contribution for the three months ended March 31, 2010 and 2009.

The Company has been late in making deposits of employee deferrals. The Department of Labor is reviewing the Company’s employee benefit plan document as well as other records to determine the status of compliance. The outcome is undetermined as of the date of these financial statements.

INNOVATIVE LOGISTICS TECHNIQUES, INC
(A Wholly Owned Subsidiary of Innolog Holdings Corporation)
NOTES TO FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2010 AND 2009 (Unaudited)

Note 13:  Subsequent Events

Former Stockholder Loan:

Innovative’s former stockholder loaned the Company $80,000 during 2010, which is partially collateralized by certain accounts receivable. The former stockholder was granted warrants to purchase 80,000 shares of Innolog stock at a price of $0.50 per share.

Loan from controller

Innovative’s controller loaned the Company $20,000 during 2010.  The controller was granted warrants to purchase 20,000 shares of Innolog stock at a price of $0.50 per share.

Management has evaluated subsequent events through July 12, 2010, the date which the financial statements were available to be issued.  Except as disclosed, there were no other subsequent events noted that would require adjustment to or disclosure in these financial statements.

INNOLOG HOLDINGS CORPORATION
AND SUBSIDIARY
CONSOLIDATED FINANCIAL REPORTS
FOR THE PERIOD MARCH 23, 2009 (INCEPTION) THROUGH DECEMBER 31, 2009

INNOLOG HOLDINGS COPRORATION
AND SUBSIDIARY
CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD MARCH 23, 2009 (INCEPTION) THROUGH DECEMBER 31, 2009

PAGE
Independent Auditors’ Report	1

Consolidated Financial Statements

Balance Sheet	2

Statement of Operations	3

Statement of Stockholders’ Deficiency	4

Statement of Cash Flows	5

Notes to Financial Statements	7-21

Independent Auditor’s Report

The Board of Directors
Innolog Holdings Corporation
Fairfax, Virginia

We have audited the accompanying consolidated balance sheet of Innolog Holdings Corporation and its wholly owned subsidiary (the “Company”) as of December 31, 2009, and the related consolidated statements of operations, stockholders’ deficiency, and cash flows from March 23, 2009 (inception) through December 31, 2009.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Innolog Holdings Corporation and its wholly owned subsidiary as of December 31, 2009, and the results of their operations and their cash flows for the period from March 23, 2009 (inception) through December 31, 2009 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As more fully described in Note 2 to the financial statements, the Company incurred a net loss of $2,811,274 for the period from March 23, 2009 (inception) through December 31, 2009, and the Company may not have sufficient working capital or outside financing to meet its planned operating activities over the next 12 months. At December 31, 2009, current liabilities exceeded current assets by $3,774,580. These factors, and the others discussed in Note 2, raise substantial doubt about the Company’s ability to continue as a going concern. These consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

Spector & Associates, LLP
Pasadena, California
July 12, 2010

INNOLOG HOLDINGS CORPORATION AND SUBSIDIARY
CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2009

ASSETS
Current Assets
Cash	$9,278
Accounts receivable, net	1,729,594
Prepaid expenses and other current assets	929
Total Current Assets	1,739,801

Property and equipment, net	11,911
Goodwill	3,056,238
Other assets	16,346
Total Assets	$4,824,296

LIABILITIES AND STOCKHOLDERS' DEFICIENCY

Current Liabilities
Accounts payable	$2,606,946
Accrued salaries and benefits	726,096
Line of credit, bank	497,570
Due to former stockholder	183,631
Deferred rent	754
Note payable, affiliates	1,499,384
Total current liabilities	5,514,381

Long Term Liabilities
Contingent consideration payable, net of discount of $385,000	515,000
Note payable, former stockholders	1,285,000
Total Long Term Liabilities	1,800,000

COMMITMENTS AND CONTINGENCIES

Stockholders' Deficiency
Common stock, $0.0023 par value, 44,012,665 shares authorized; 8,882,455 shares issued and outstanding
20,000
Additional paid in capital	520,000
Due from affiliates, net	(218,811)
Accumulated deficit	(2,811,274)
Total Stockholders' Deficiency	(2,490,085)

Total Liabilities and Stockholders' Deficiency	$4,824,296

INNOLOG HOLDINGS CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE PERIOD MARCH 23, 2009 (INCEPTION) THROUGH DECEMBER 31, 2009

Revenues	$5,938,070

Operating expenses
Direct costs	3,370,849
Indirect contract costs, of which $134,922
was charged by an affiliate	2,394,270
Management fees, affiliate	764,078
Costs not allocable to contracts	535,452
Impairment of goodwill	1,000,000
Total operating expenses	8,064,649

Loss from operations	(2,126,579)

Other Income (expenses)
Other income	6,503
Interest expense	(680,198)
Merger expenses	(211,000)
Unrealized gain on fair value of consideration payable	200,000
Total other income (expenses)	(684,695)

Loss before income tax provision	(2,811,274)

Income tax provision	-

Net Loss	$(2,811,274)

The accompanying notes are an integral part of these financial statements.

INNOLOG HOLDINGS CORPORATION AND SUBSIDIARY
 CONSOLIDATED STATEMENT OF STOCKHOLDERS’ DEFICIENCY
FOR THE PERIOD MARCH 23, 2009 (INCEPTION) THROUGH DECEMBER 31, 2009

	COMMON STOCK	ADDITIONAL PAID IN CAPITAL	ACCUMULATED DEFICIT	DUE FROM AFFILIATES, NET	TOTAL STOCKHOLDERS’ EQUITY (DEFICIENCY)
Balance, March 23, 2009	$-	$-	$-	$-	$-

Common stock	20,000				20,000

Issuance of warrants		520,000			520,000

Due from affiliates				$(218,811)	(218,811)

Net loss			(2,811,274)		(2,811,274)

Balance, December 31, 2009	$20,000	$520,000	$(2,811,274)	$(218,811)	$(2,490,085)

The accompanying notes are an integral part of these financial statements.

INNOLOG HOLDINGS CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE PERIOD MARCH 23, 2009 (INCEPTION) THROUGH DECEMBER 31, 2009

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(2,811,274)
Adjustments to reconcile net loss to net
cash used in operating activities:
Depreciation and amortization	40,255
Accrued loss on contracts in progress	(202,080)
Amortization of debt issuance costs	520,000
Impairment of goodwill	1,000,000
Unrealized gain on fair value of consideration payable	(200,000)
Changes in assets and liabilities, net of effects from purchase of Innovative Logistics Techniques, Inc.
Accounts receivable	195,544
Prepaid expenses and other assets	3,066
Deposits	80,316
Deferred rent	(67,307)
Billings in excess of contract costs and related earnings	(29,112)
Due to affiliate	399,500
Accounts payable and accrued expenses	680,188

Net cash used in operating activities	(390,904)

CASH FLOWS FROM INVESTING ACTIVITIES:
Payment for purchase of Innovative Logistics Techniques, Inc	(750,000)
Advances on note receivable, affiliate	(740,000)
Property and equipment purchased	(2,975)

Net cash used in investing activities	(1,492,975)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net borrowings from related parties	162,987
Repayment of borrowings from factor	(286,784)
Borrowing under line of credit, bank	497,570
Borrowings under note payable, affiliate	1,499,384
Issuance of common stock	20,000

Net cash provided by financing activities	1,893,157

NET CHANGE IN CASH	9,278

CASH - BEGINNING OF YEAR	-

CASH - END OF YEAR	$9,278

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
Interest	$74,687

INNOLOG HOLDINGS CORPORATION AND SUBSIDIARY
CONSOLIDATED STATEMENT OF CASH FLOWS (CONTINUED)
FOR THE PERIOD MARCH 23, 2009 (INCEPTION) THROUGH DECEMBER 31, 2009

SUPPLEMENTAL DISCLOSURES OF NONCASH INVESTING AND FINANCING ACTIVITIES:

During the period ended December 31, 2009, the Company granted warrants with a fair value of $520,000 in conjunction with debt.

During 2009, Innolog Holdings Corporation purchased all of the capital stock of Innovative Logistics Techniques, Inc for $2,835,000.  In conjunction with the acquisition, liabilities were assumed as follows:

Fair value of assets acquired	$5,531,222
Cash paid	(750,000)
Notes payable and liabilities incurred	(2,085,000)
Liabilities assumed	$2,696,222

Amounts due from affiliates, net of payables, in the amount of $218,811, have been  reclassified to stockholders' deficiency.

INNOLOG HOLDINGS CORPORATION AND SUBSIDIARY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD MARCH 23, 2009 (INCEPTION) THROUGH DECEMBER 31, 2009

Note 1: Organization and Nature of Business

Innolog Holdings Corporation (“Holdings”) was formed in March 2009 as a holding corporation for the purpose of acquiring companies that provide services primarily to federal government entities.  Its wholly owned subsidiary is Innovative Logistics Techniques, Inc. (“Innovative”). As of December 31, 2009, Innolog Holdings Corporation was a wholly owned subsidiary of Galen Capital Corporation (“Galen”). In June 2010, Innolog Holdings Corporation was spun out as an independent company.

Innovative Logistics Techniques, Inc. (”Innovative”), a Virginia corporation, formed in March 1989, is a solutions oriented organization providing supply chain logistics and information technology solutions to clients in the public and private sector. Innovative’s services and solutions are provided to a wide variety of clients, including the Department of Defense, Department of Homeland Security and civilian agencies in the federal government and state and local municipalities, as well as selected commercial organizations.  Included in the consolidated financial statements are Innovative’s results of operations since its date of acquisition.

Note 2: Going Concern

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern.  However, the Company has sustained a substantial operating loss in the current year and has a stockholders’ deficit (defined as total assets minus total liabilities) of $2,490,085 at December 31, 2009.  Management believes that actions presently being taken such as continued expense reduction, the implementation of a renewed sales effort and the capital financing efforts of the Company will help to revise the Company’s operating and financial requirements.

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. As a result of the foregoing, the Company’s independent accounting firm on the Company’s 2009 financial statements, expressed substantial doubt about the Company’s ability to continue as a going concern.  The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that could result from the outcome of this uncertainty.

Note 3: Summary of Significant Accounting Policies

Accounting Standards Codification:

The Company has adopted changes issued by the Financial Accounting Standards Board (“FASB”) to the authoritative hierarchy of Generally Accepted Accounting Principles (“GAAP”).  These changes establish the FASB Accounting Standards Codification (“ASC”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. The codification itself does not change GAAP. Other than the manner in which new accounting guidance is referenced, the adoption of these changes had no impact on the financial statements.

INNOLOG HOLDINGS CORPORATION AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD MARCH 23, 2009 (INCEPTION) THROUGH DECEMBER 31, 2009

Note 3:  Summary of Significant Accounting Policies (Continued)

Principles of Consolidation

The consolidated financial statement includes the assets, liabilities and operating results of Holdings and its wholly-owned subsidiary since the date of acquisition.  All significant intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates:

Management uses estimates and assumptions in preparing these financial statements in accordance with accounting principles generally accepted in the United States of America. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates.

Contract Revenue Recognition:

Revenue on cost-plus-fee contracts is recognized to the extent of costs incurred plus a proportionate amount of fees earned. Revenue on fixed-price contracts is recognized on the percentage-of-completion method based on costs incurred in relation to total estimated costs. Revenue on time-and-materials contracts is recognized at contractual rates as hours and out of pocket expenses are incurred. Anticipated losses on contracts are recognized in the period they are first determined. In accordance with industry practice, amounts relating to long-term contracts, including retainages, are classified as current assets although an undeterminable portion of these amounts is not expected to be realized within one year. Because of inherent uncertainties in estimating costs, it is at least reasonably possible that the estimates used will change within the near term.

Concentration of Credit Risk:

The Company maintains its cash, which, at times may exceed federally insured limits, in bank deposit accounts with a high credit quality financial institution. The Company believes it is not exposed to any significant credit risk with regards to those accounts. Accounts receivable principally consist of amounts due from the federal government and large prime federal government contractors. Management believes associated credit risk is not significant.

Allowance for Doubtful Accounts:

The Company provides an allowance for doubtful accounts equal to the estimated collection losses that will be incurred in collection of all receivables. Estimated losses are based on historical collection experience coupled with review of the current status of existing receivables.  There was no allowance for doubtful accounts required at December 31, 2009.

INNOLOG HOLDING CORPORATION AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD MARCH 23, 2009 (INCEPTION) THROUGH DECEMBER 31, 2009

Note 3:  Summary of Significant Accounting Policies (Continued)

Property and Equipment:

Property and equipment are stated at cost and depreciated by the straight-line method over estimated useful lives which are as follows:

Office furniture and equipment	3 to 5 years
Computer hardware and software	2 to 5 years

Leasehold improvements and lease acquisition costs are amortized over the shorter of the life of the applicable lease or the life of the asset. Maintenance and repairs are charged to operations when incurred. Betterments and renewals are capitalized. When property and equipment are sold or otherwise disposed of, the asset account and related accumulated depreciation account are relieved, and any gain or loss is included in operations.

Long-Lived Assets:

The Company reviews for the impairment of long-lived assets and certain identifiable intangibles whenever events or changes in circumstances indicate that the carrying amount of any asset may not be recoverable.  An impairment loss would be recognized when the estimated undiscounted future cash flows expected to result from the use of the asset and its eventual disposition is less than the carrying amount. If impairment is indicated, the amount of the loss to be recorded is based on an estimate of the difference between the carrying amount and the fair value of the asset.  Fair value is based upon discounted estimated cash flows expected to result from the use of the asset and its eventual disposition and other valuation methods.

Goodwill:

In accordance with FASB ASC 350, “Intangibles – Goodwill and Other”, goodwill is tested for impairment at least annually. An impairment loss of $1,000,000 was recognized for the period ended December 31, 2009.

Income Taxes:

 Income taxes are accounted for using the asset and liability method under FASB ASC 740, "Accounting for Income Taxes", whereby deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of assets and liabilities, and their respective tax basis, and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities due to a change in tax rates is recognized as income in the period that includes the enactment date. Estimates of the realization of deferred tax assets are based on the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies.

INNOLOG HOLDINGS CORPORATION AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD MARCH 23, 2009 (INCEPTION) THROUGH DECEMBER 31, 2009

Note 3:  Summary of Significant Accounting Policies (Continued)

Stock Based Compensation:

The Company accounts for stock based compensation in accordance with FASB ASC 505-50, “Equity Based Payments to Non-Employees”.  Under the fair value recognition provisions of FASB ASC 505-50, the Company measures stock based compensation cost at the grant date based on the fair value of the award and recognizes expense over the requisite service period.

Debt Issuance Costs:

Debt issuance costs are capitalized and amortized over the term of the related loan.

Fair Value Measurements:

FASB ASC 820, “Fair Value Measurements and Disclosures”, establishes a framework for measuring fair value.   That framework provides a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements). The three levels of the fair value hierarchy under FASB ASC 820 are described as follows:

Level 1:	Inputs to the valuation methodology are unadjusted quoted prices for identical assets or liabilities in active markets that the plan has the ability to access.

Level 2:	Inputs to the valuation methodology include:

•	quoted prices for similar assets or liabilities in active markets;

•	quoted prices for identical or similar assets or liabilities in inactive markets;

•	inputs other than quoted prices that are observable for the assets or liability;

•	inputs that are derived principally from or corroborated by observable market data by correlation or other means.

If the asset or liability has a specified (contractual) term, the level 2 input must be observable for substantially the full term of the asset or liability.

Level 3:	Inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The asset or liability’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs.

INNOLOG HOLDINGS CORPORATION AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD MARCH 23, 2009 (INCEPTION) THROUGH DECEMBER 31, 2009

Note 3:  Summary of Significant Accounting Policies (Continued)

Fair Value Measurements: (Continued)

The following is a description of the valuation methodologies used for assets and liabilities measured at fair value.

The carrying values of accounts receivable, accounts payable, accrued expenses, notes payable to former shareholders, and the line of credit payable approximate fair value due to the short term maturities of these instruments.

Contingent consideration payable is based on the revenues and earnings projections of Innovative discounted by the rate of the seller note.

The preceding methods described may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, although the Company believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different fair value measurement at the reporting date.

The Company has determined that the contingent consideration liability falls within level three of the hierarchy.  The following table sets forth a summary of the changes in the fair value of such liability for the period from March 23, 2009 (inception) to December 31, 2009:

Contingent Consideration
Balance, beginning of period	$715,000
Change in fair value	(200,000)

Balance, end of period	$515,000

Recent Accounting Pronouncements:

Management does not believe that any recently issued, but not yet effective accounting standards, if adopted, will have a material effect on our financial statements.

INNOLOG HOLDINGS CORPORATION AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD MARCH 23, 2009 (INCEPTION) THROUGH DECEMBER 31, 2009

Note 4: Acquisition by Innolog Holdings Corporation

On March 31, 2009, Holdings acquired Innovative, whereby Holdings acquired all of the outstanding shares of common stock of Innovative.  The purpose of the acquisition was to allow the Company to become involved in providing services to federal government entities.  The total purchase price for the stock of Innovative was $2,835,000 and consisted of the following (at fair value):

Cash	$100,000
Short Term Note	50,000
Seller Note (1)	1,285,000
2,500,000 shares of Galen common stock (2)	85,000
Capital contribution	600,000
Contingent note payable (3)	715,000
$2,835,000

(1)	The purchase agreement was amended in May 2010 and this note was converted into 1,000,000 shares of convertible series A preferred stock of Holdings.

(2)	Fair value of Galen’s common shares issued was determined on the basis of the fair value of Innovative. These shares were exchanged for 285,453 shares of Holdings common stock in May 2010.

(3)
The fair value of the contingent consideration was based on the revenues and earnings projections of Innovative.  The contingent note payable requires the Company to pay the former stockholders up to $900,000 in three years based on the performance of Innovative and up to 10% of the net income of Innovative of years four and five.  As of March 31, 2009, based on management’s estimates, the Company expected that the aggregate undiscounted amount of contingent consideration to be paid was approximately $900,000.  This was discounted to present value using an 8% discount rate and amounted to $715,000 at the date of acquisition.  As of December 31, 2009, this amount was reduced to $515,000 and an unrealized gain of $200,000 has been recognized for the period ended December 31, 2009.

Goodwill in the amount of $4,056,238 was recognized in the acquisition and was attributable to the excess of the purchase price paid over the fair value of the net assets acquired, as there were no other intangibles qualifying for separate recognition.  Due to the increase in the Company’s net liabilities during 2009 and cash flow shortfalls, an impairment loss of $1,000,000 has been made.  Of the total goodwill recognized, $4,056,238 is expected to be deductible for income tax purposes.

The following table summarizes the approximate fair values of the assets acquired and liabilities assumed at the date of acquisition:

Current Assets	$1,325,138
Other Assets	100,657
Fixed Assets	49,189
Goodwill	4,056,238
Liabilities assumed	(2,696,222)
$2,835,000

INNOLOG HOLDINGS CORPORATION AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD MARCH 23, 2009 (INCEPTION) THROUGH DECEMBER 31, 2009

Note 4: Acquisition by Innolog Holdings Corporation (Continued)

Costs related to the acquisition, in the amount of $30,000 have been charged directly to operations and are included in the 2009 consolidated statement of operations.

Note 5:  Major Customers

Revenues from prime contracts and subcontracts with U.S. Government agency customers in aggregate accounted for approximately 97% of total revenues for the period ended December 31, 2009.

Note 6:  Accounts Receivable

 Accounts receivable consisted of the following as of December 31, 2009:

Billed receivables	$1,543,115
Unbilled receivables	186,479
$1,729,594

Contract receivables from prime contracts and subcontracts with U.S. Government agency customers in aggregate accounted for approximately 97% of total contract receivables at December 31, 2009.

Note 7:  Property and Equipment

Property and equipment consisted of the following as of December 31, 2009:

Office furniture and equipment	$497,696
Computer hardware and software	257,053
Leasehold improvements	118,276
873,025
Less accumulated depreciation	861,114
$11,911

Note 8:  Line of Credit

In April 2009, Holdings entered into a credit agreement with Eagle Bank under which it may borrow up to $500,000. Borrowings under the agreement are guaranteed by seven individuals, who are directly or indirectly related to Holdings. The borrowings are payable upon the bank’s demand. Interest is payable monthly at the bank’s prime rate (as defined) plus 1%.  At December 31, 2009, the interest rate was 5% and $497,570 was outstanding.

INNOLOG HOLDINGS CORPORATION AND SUBSIDAIRY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD MARCH 23, 2009 (INCEPTION) THROUGH DECEMBER 31, 2009

Note 9: Seller Note Payable and Earn Out Note Payable

Seller Note Payable:

In March 2009, when Holdings purchased Innovative, part of the purchase consideration was a note payable of $1,285,000, payable over three years. In May 2010, this note, including accrued interest, was converted into 1,000,000 shares of Innolog Preferred Stock Series A. For the period ended December 31, 2009, interest was charged at 8% per annum. Total unpaid and accrued interest amounted to $77,100 which was included in accounts payable as of December 31, 2009.

Contingent Consideration Payable:

In March 2009, as part of the purchase transaction, Holdings estimated that contingent consideration due to the former stockholders amounted to $900,000.  As specified in the agreement, the earn out is based on certain revenue and net income targets over the next five years, and is payable annually.  This has been discounted to present value using an 8% discount rate and amounted to $715,000 at the date of acquisition and $515,000 at December 31, 2009.

Note 10:   Related Party Transactions

Loans From Affiliates:

In March 2009, Holdings and Innovative entered into an agreement with seven individuals who are directly or indirectly related to Holdings, under which Holdings may borrow up to $2,000,000. The total borrowings as of December 31, 2009 amounted to $1,499,384, collaterized by substantially all assets of both borrowers and guaranteed by Galen. The borrowings are due at the lender’s demand.

The lenders under the loan agreement have borrowed this amount from Eagle Bank under a promissory note and then loaned it to the Company.  The bank promissory note expires in March 2011 and interest is payable monthly at the bank’s prime rate (as defined) plus 1%.  As of December 31, 2009, the interest rate was 5%. Interest is paid directly by the Company to the bank on a monthly basis. As of December 31, 2009, unpaid and accrued interest amounted to $7,414 which was included in accounts payable.

In addition to the interest due to the bank, the Company granted warrants to these individuals under which they may purchase 4,000,000 shares of the Company’s common stock, with a strike price of $0.01 per share and an expiration of March 31, 2014. The fair value of these warrants amounted to $520,000 and have been fully amortized to interest expense during the period ended December 31, 2009.

INNOLOG HOLDINGS CORPORATION AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD MARCH 23, 2009 (INCEPTION) THROUGH DECEMBER 31, 2009

Note 10:   Related Party Transactions (Continued)

Loans From Former Stockholder:

As of December 31, 2009, loans from former stockholder consisted of the following:

Note, interest of 10% and principal due on December 31, 2009. In May 2010, this debt was converted into 30,000 shares of preferred stock of Holdings.	$57,332
Note, interest of $12,000 and principal due on December 18, 2009 or upon collection of certain accounts receivable. During 2010, the due date on this note was extended to February 10, 2010 with additional interest of $12,000 payable upon maturity. In addition, 120,000 warrants of Galen were granted. (1)	120,000
Other	6,299
$183,631

(1)	This loan has not been paid off as of the date of these financial statements. Interest expense incurred on these loans amounted to $12,000 for the period ended December 31, 2009.

Due to Affiliates:

As of December 31, 2009, amounts due to three of the Company’s affiliates under common control amounted to $521,189. There was no interest charged on these payables and no scheduled due date.  On June 15, 2010, the amount due to affiliates was offset against the note receivable from an affiliate under common control and converted to equity.  As such, these payables have been reclassified to equity as of March 31, 2010.

Office and Service Agreement:

Innovative provided management and office support to a charitable nonprofit organization in which Innovative’s former stockholders served as officers. Innovative recognized revenue of $11,264 for services provided to this organization for the period ended December 31, 2009. This agreement was terminated during 2009.

Management Fees, Affiliate:

Pursuant to an Executive Management Agreement with Galen entered into on April 1, 2009, the Company is being charged a management fee of $100,000 per month limited to15% of the gross revenue of the Company for each  twelve month period effective with the consummation of this agreement. Total management fees amounted to approximately $900,000 for the period ended December 31, 2009, of which $399,500 was accrued and was included in due to affiliates on the balance sheet. The agreement expires on July 31, 2010.

INNOLOG HOLDINGS CORPORATION AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD MARCH 23, 2009 (INCEPTION) THROUGH DECEMBER 31, 2009

Note 10:   Related Party Transactions (Continued)

Note Receivable, Affiliate:

In April 2009, Holdings entered into an interest-free credit agreement with an affiliate under which the affiliate may borrow up to $1,500,000 through April 15, 2010. As of December 31, 2009, the outstanding balance was $740,000.  On June 15, 2010, the amount outstanding under this note was forgiven.  As such, this receivable has been reclassified to stockholders’ deficiency  as of December 31, 2009.

Note 11:  Costs not Allocable to Contracts

Costs not allocable to contracts consisted of the following for the period ended December 31, 2009:

Entertainment	$221,675
Professional fees	112,239
Late fees and penalties	41,738
Rent	80,316
Finance charges	21,487
Other	57,997
$535,452

Note 12:  Commitments and Contingencies

Leases:

The Company leases office space in Washington, D.C.; Orlando, Florida; Springfield, Virginia; and Mclean, Virginia; under operating leases expiring at various dates through 2012. The premises leases contain scheduled rent increases and require payment of property taxes, insurance and certain maintenance costs. The minimum future commitments under lease agreements existing as of December 31, 2009, are approximately as follows:

Year ending December 31,
2010	$717,000
2011	680,000
2012	96,000
$1,493,000

INNOLOG HOLDINGS CORPORATION AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD MARCH 23, 2009 (INCEPTION) THROUGH DECEMBER 31, 2009

Note 12:  Commitments and Contingencies (Continued)

Leases (Continued):

Rent expense is charged ratably over the lives of the leases using the straight-line method.  Deferred rent payable as of December 31, 2009 was approximately $1,000 .   Total rent expense for the period ended December 31, 2009 amounted to $593,239, which includes a straight-line rent adjustment of $67,307.

In 2010, Innovative vacated its office space prior to expiration of the lease. There has been no agreement reached between Innovative and the former landlord to settle the breach. The landlord subsequently filed a law suit against Innovative under which it pursued total damages of approximately $1,000,000, which approximates the rent charges for the remaining term of the lease. The monthly rent amount is being accrued and the commitment is included in the future lease commitment schedule. The outcome of the law suit is undetermined as of the date of these financial statements.

Late Deposit of Payroll Taxes and Employee Income Tax Withholdings:

During 2009, the Company has been late in making deposits of federal and state employer payroll taxes as well as employee income tax withholdings.  As of December 31, 2009, the total of accrued and withheld balances amounted to $277,762 which is included in accrued salaries and benefits on the balance sheet.

Employment Agreement:

On April 1, 2009, Innovative entered into an employment agreement with its President and Chief Executive Officer through March 31, 2014, which provides for a minimum annual salary of $198,000. At December 31, 2009, the total commitment, excluding incentives, was $841,500.

Contracts:

Substantially all of the Company’s revenues have been derived from prime or subcontracts with the U.S. government. These contract revenues are subject to adjustment upon audit by the Defense Contract Audit Agency. Final audits have been finalized through 2005. Management does not expect the results of future audits to have a material effect on the Company’s financial position or results of operations.

Note 13: Income Taxes

The Company’s effective income tax rate is lower than what would be expected if the federal statutory rate were applied to income from continuing operations primarily because of the deferred tax asset being fully reserved.

Temporary differences giving rise to the deferred tax assets consist primarily of the excess of the goodwill and other intangible assets for tax reporting purposes over the amount for financial reporting purposes, and net operating loss carryforwards.  The Company’s ability to utilize the federal and state tax assets is uncertain, therefore the deferred tax asset is fully reserved. At December 31, 2009, the Company had net operating loss carry forwards of approximately $1,600,000 for federal and Virginia state tax purposes expiring through 2028.

INNOLOG HOLDINGS CORPORATION AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD MARCH 23, 2009 (INCEPTION) THROUGH DECEMBER 31, 2009

Note 13: Income Taxes (Continued)

The deferred tax asset as of December 31, 2009 consisted of the following:

Tax benefit on net operating loss carry forward	$642,000
Goodwill	320,000
Contingent consideration	(80,000)
Less: valuation allowance	(882,000)
$-

Effective January 1, 2009, the Company has adopted the provisions of FASB ASC 740, “Income Tax” which clarifies the accounting for uncertainty in tax positions. FASB ASC 740 requires the recognition of the impact of a tax position in the financial statements if that position is more likely than not of being sustained on a tax return upon examination by the relevant taxing authority, based on the technical merits of the position. The adoption of FASB ASC 740 had no effect on the Company’s financial position or results of operations. At December 31, 2009, the Company has no unrecognized tax benefits.

The Company recognizes interest and penalties related to income tax matters in interest expense and operating expenses, respectively.  As of December 31, 2009, the Company has no accrued interest and penalties related to uncertain tax positions.

Note 14: Employee Benefit Plan

Innovative has a defined contribution employee benefit plan covering all full time employees who elect to participate. The plan provides for elective salary deferrals by employees and annual elective matching contributions. There was no employer contribution for the period ended December 31, 2009.

Innovative has been late in making deposits of employee deferrals. The Department of Labor is reviewing the Innovative’s employee benefit plan document as well as other records to determine the status of compliance. The outcome is undetermined as of the date of these financial statements.

Note 15: Capital Stock

Common Stock:

As of December 31, 2009, 100,000,000 shares of $.001 par value common stock were authorized and 20,000,000 shares of common stock were issued and outstanding.  In May 2010, the Company consummated a .44-for-1 reverse stock split, thereby decreasing the number of issued and outstanding shares to 8,882,455, and increasing the par value of each share to $0.0023.  All references in the accompanying consolidated financial statements to the number of common shares and per-share amounts for the period ended December 31, 2009 have been restated to reflect the reverse stock split. (See Note 16)

INNOLOG HOLDINGS CORPORATION AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD MARCH 23, 2009 (INCEPTION) THROUGH DECEMBER 31, 2009

Note 15: Capital Stock (Continued)

Stock Warrant Activity:

On March 31, 2009, the Company granted 4,000,000 warrants to various affiliated individuals in conjunction with their guarantee of the Company’s line of credit (Note 8) and their loans to the Company (Note 10).  The warrants have an exercise price of $0.01 and a life of five years.  All warrants were fully vested on the date of grant.  The fair value of the warrants was $520,000 and was charged to interest expense for the period from March 23, 2009 (inception) to December 31, 2009.

A summary of Holdings’ warrant activity and related information is as follows:

Warrant Summary	Warrants	Weighted Average Exercise Price
Outstanding, beginning of year	-	$-
Granted	4,000,000	0.01
Exercised	-	-
Forfeited/Expired	-	-
Outstanding, end of year	4,000,000	$0.01

At December 31, 2009, there were 4,000,000 warrants outstanding and exercisable.  These warrants had a weighted average exercise price of $0.01 and a weighted average remaining life of 4.25 years. The intrinsic value of these warrants was $580,000.

Note 16:  Subsequent Events (Unaudited)

Former Stockholder Loan:

Innovative’s former stockholder loaned the Company an additional $156,000 during 2010, which is partially collateralized by certain accounts receivable. The former stockholder was granted warrants to purchase 156,000 shares of Innolog stock at a price of $0.50 per share.

Loan from controller

Innovative’s controller loaned the Company $20,000 during 2010.  The controller was granted warrants to purchase 20,000 shares of Innolog stock at a price of $0.50 per share.

INNOLOG HOLDINGS CORPORATION AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD MARCH 23, 2009 (INCEPTION) THROUGH DECEMBER 31, 2009

Note 16:  Subsequent Events (Continued, Unaudited)

Related party loan

During 2010, the Company received funds from an affiliate totaling $250,000, in two separate notes. These loans are secured by certain accounts receivable of Innovative. The affiliate was granted warrants to purchase 500,000 shares of Innolog stock at a price of $0.50 per share and 500,000 shares of preferred stock of the Company.

Merger with Public Company:

On October 15, 2009, uKarma Corporation, a publicly traded Nevada corporation, and Galen entered into an agreement to merge (the “Merger Agreement”) in a reverse merger transaction.  In June 2010, the rights to merge were assigned directly to Holdings. Once the merger transaction is closed, the Holdings stockholders will become the controlling stockholders of uKarma Corporation and the business of Holdings will continue.

Stock Transactions:

In May 2010, Holdings reversed the number of shares of its common stock from 20,000,000 shares outstanding to 8,882,455 shares (.44 to 1) and transferred such to the existing shareholders of Galen.  In addition, Holdings issued 36,714,758 shares of convertible preferred stock.

Preferred Stock:

     In April 2010, the Company amended its articles of incorporation and authorized 50,000,000 shares of $.001 par value Preferred Stock Series A.  In 2010, Holdings issued 36,714,758 shares of
     Preferred Stock Series A.

  Consulting Agreement:

In May, 2010, Emerging Companies, LLC entered into an agreement with the Company to provide consulting services to the Company relating to merger and acquisition transactions, interfacing with the public markets and other advisors, and other core business advisory services.  Two of the Company’s executive officers and directors are members of Emerging Companies, LLC.

Seller Note from Innovative Acquisition:

On May 16, 2010, the seller note of $1,285,000 (note 9) was converted into 1,000,000 shares of Convertible Preferred Stock Series A of Holdings.

INNOLOG HOLDINGS CORPORATION AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD MARCH 23, 2009 (INCEPTION) THROUGH DECEMBER 31, 2009

Note 16:  Subsequent Events (Continued, Unaudited)

Warrants:

In 2010, the Company granted  38,551,857 warrants which enable the holders to purchase 38,551,857 shares of the Company’s common stock at an exercise price of $0.50 per share. These warrants are exercisable immediately upon issuance and expire on June 1, 2015.

Management has evaluated subsequent events through July 12, 2010 the date which the financial statements were available to be issued.  Except as disclosed, there were no other subsequent events noted that would require adjustment to or disclosure in these financial statements.

INNOVATIVE LOGISTICS TECHNIQUES, INC.
(A Wholly Owned Subsidiary of Innolog Holdings Corporation)
FINANCIAL REPORTS
FOR THE YEARS ENDED
DECEMBER 31, 2009 and 2008

INNOVATIVE LOGISTICS TECHNIQUES, INC
(A Wholly Owned Subsidiary of Innolog Holdings Corporation)
FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

PAGE
Independent Auditors’ Report	1

Financial Statements

Balance Sheets	2

Statements of Operations	3

Statements of Stockholder’s Deficiency	4

Statements of Cash Flows	5

Notes to Financial Statements	6-16

Independent Auditor’s Report

The Board of Directors
Innovative Logistics Techniques, Inc.
Fairfax, Virginia

We have audited the accompanying balance sheets of Innovative Logistics Techniques, Inc. (the “Company”) as of December 31, 2009 and 2008, and the related statements of operations, stockholder’s deficiency, and cash flows for the years then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Innovative Logistics Techniques, Inc.  as of December 31, 2009 and 2008, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company incurred a net loss of $2,009,358 and $2,384,649 for each of the years ended December 31, 2009 and 2008, respectively. At December 31, 2009 and 2008, current liabilities exceeded current assets by $2,370,124 and $1,883,295, respectively. These factors, and the others discussed in Note 2, raise substantial doubt about the Company’s ability to continue as a going concern. These financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

Spector & Associates, LLP
Pasadena, California

July 12, 2010

INNOVATIVE LOGISTICS TECHNIQUES, INC.

(A Wholly Owned Subsidiary of Innolog Holdings Corporation)
BALANCE SHEETS
AS OF DECEMBER 31, 2009 and 2008

	2009	2008
ASSETS
Current Assets
Cash	$9,255	$168,233
Accounts receivable, net	1,729,594	1,189,160
Prepaid expenses and other current assets	929	3,842
Total Current Assets	1,739,778	1,361,235

Property and equipment, net	11,911	55,392
Goodwill	3,056,238	-
Other assets	14,552	93,600
Total Assets	$4,822,479	$1,510,227

LIABILITIES AND STOCKHOLDER'S DEFICIENCY

Current Liabilities
Accounts payable	$2,521,398	$2,175,337
Accrued salaries and benefits	726,096	443,975
Billings in excess of related costs and
estimated earnings on contracts in progress	-	38,816
Accrued contract loss	-	246,543
Due to factor	-	214,466
Due to affiliates	553,504	-
Due to former stockholder/officer	183,631	57,332
Due to Innolog Holdings Corporation	124,519	-
Deferred rent	754	68,061
Total Current Liabilities	4,109,902	3,244,530

Long Term Liabilities
Due to Innolog Holdings Corporation	2,635,000	-

COMMITMENTS AND CONTINGENCIES

Stockholder's Deficiency
Common stock, $1 par value - 1,000 shares authorized,
674 shares issued and outstanding	674	674
Additional paid-in capital	-	325,190
Accumulated deficit	(1,923,097)	(2,060,167)
Total Stockholder's Deficiency	(1,922,423)	(1,734,303)

Total Liabilities and Stockholder's Deficiency	$4,822,479	$1,510,227

INNOVATIVE LOGISTICS TECHNIQUES, INC.
STATEMENTS OF OPERATIONS
(A Wholly Owned Subsidiary of Innolog Holdings Corporation)
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	2009	2008

Revenues	$7,847,465	$6,184,531

Operating expenses
Direct costs	4,529,380	3,310,302
Indirect contract costs, of which $134,922
was charged by an affiliate	3,430,440	5,082,506
Management fees, affiliate	764,078	-
Costs not allocable to contracts	608,523	193,063
Impairment of goodwill	1,000,000	-
Total operating expenses	10,332,421	8,585,871

Loss from operations	(2,484,956)	(2,401,340)

Other Income (expenses)
Obligations forgiven upon early termination of lease	280,606	-
Other income	6,952	46,570
Interest expense	(11,960)	(29,879)
Unrealized gain on fair value of consideration payable	200,000	-
Total other income (expenses)	475,598	16,691

Loss before income tax provision	(2,009,358)	(2,384,649)

Income tax provision	-	-

Net Loss	$(2,009,358)	$(2,384,649)

INNOVATIVE LOGISTICS TECHNIQUES, INC.
(A Wholly Owned Subsidiary of Innolog Holdings Corporation)
STATEMENTS OF STOCKHOLDER'S DEFICIENCY
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

			RETAINED	TOTAL
		ADDITIONAL	EARNINGS	STOCKHOLDER'S
	COMMON	PAID IN	(ACCUMULATED	EQUITY
	STOCK	CAPITAL	DEFICIT)	(DEFICIENCY)
Balance December 31, 2007	$674	$325,190	$324,482	$650,346

Net loss	-	-	(2,384,649)	(2,384,649)
Balance December 31, 2008	674	325,190	(2,060,167)	(1,734,303)

Net loss	-	-	(2,009,358)	(2,009,358)

Reclassification of accumulated deficit
upon acquisition	-	(2,146,428)	2,146,428	-

Intangible assets contributed	-	4,056,238	-	4,056,238

Capital contribution	-	600,000	-	600,000

Purchase liabilities contributed	-	(2,835,000)	-	(2,835,000)

Balance December 31, 2009	$674	$-	$(1,923,097)	$(1,922,423)

INNOVATIVE LOGISTICS TECHNIQUES, INC.
(A Wholly Owned Subsidiary of Innolog Holdings Corporation)
STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2009 AND 2008

	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(2,009,358)	$(2,384,649)
Adjustments to reconcile net loss to net
cash used in operating activities:
Depreciation and amortization	46,456	37,405
Accrued loss on contracts in progress	(246,543)	190,295
Impairment of goodwill	1,000,000	-
Unrealized gain on fair value of consideration payable	(200,000)	-
Changes in assets and liabilities:
Accounts receivable	(540,434)	(276,922)
Prepaid expenses and other assets	1,646	31,977
Deposits	80,316	25,000
Deferred rent	(67,307)	(74,075)
Billings in excess of contract costs and related earnings	(38,816)	38,816
Due to affiliate	399,500	-
Accounts payable and accrued expenses	628,181	1,174,162

Net cash used in operating activities	(946,359)	(1,237,991)

CASH FLOWS FROM INVESTING ACTIVITIES:
Payments received for notes receivable	-	1,789,125
Property and equipment purchased	(2,975)	(3,338)

Net cash (used in) provided by investing activities	(2,975)	1,785,787

CASH FLOWS FROM FINANCING ACTIVITIES:
Net borrowings from related parties	404,822	57,332
Capital contribution	600,000	-
Repayment of borrowings from factor	(214,466)	(40,940)
Payments under notes payable bank	-	(500,000)

Net cash (used in) provided by financing activities	790,356	(483,608)

NET CHANGE IN CASH	(158,978)	64,188

CASH - BEGINNING OF YEAR	168,233	104,045

CASH - END OF YEAR	$9,255	$168,233

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
Interest	$12,000	$30,047
SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING AND FINANCING ACTIVITIES:

During the year ended December 31,2009, Holdings contributed goodwill of $4,056,238 and purchase liabilities of
$2,835,000 as a result of the acquisition transaction (Note 4)

INNOVATIVE LOGISTICS TECHNIQUES, INC
(A Wholly Owned Subsidiary of Innolog Holdings Corporation)
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

Note 1: Organization and Nature of Business

Innovative Logistics Techniques, Inc. (the "Company"), a Virginia corporation, formed in March 1989, is a solutions oriented organization providing supply chain logistics and information technology solutions to clients in the public and private sector. The Company's services and solutions are provided to a wide variety of clients, including the U.S. Department of Defense, U. S. Department of Homeland Security and civilian agencies in the federal government and state and local municipalities, as well as selected commercial organizations.  The Company is a wholly owned subsidiary of Innolog Holdings Corporation.  Innolog Holdings Corporation is a wholly owned subsidiary of Galen Capital Corporation (“Galen”).

Note 2:  Going Concern

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern.  However, the Company has sustained substantial operating losses in the recent years and a stockholder’s deficit (defined as total assets minus total liabilities) of $1,922,423 and $1,734,303 at December 31, 2009 and 2008, respectively.  Management believes that actions presently being taken such as continued expense reduction, the implementation of a renewed sales effort and the capital financing efforts of the Company's parent will help to revise the Company’s operating and financial requirements.

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that could result from the outcome of this uncertainty.

Note 3: Summary of Significant Accounting Policies

Accounting Standards Codification:

The Company has adopted changes issued by the Financial Accounting Standards Board (“FASB”) to the authoritative hierarchy of Generally Accepted Accounting Principles (“GAAP”).  These changes establish the FASB Accounting Standards Codification (“ASC”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. The codification itself does not change GAAP. Other than the manner in which new accounting guidance is referenced, the adoption of these changes had no impact on the financial statements.

INNOVATIVE LOGISTICS TECHNIQUES, INC
(A Wholly Owned Subsidiary of Innolog Holdings Corporation)
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

Note 3:  Summary of Significant Accounting Policies (Continued)

Use of Estimates:

Management uses estimates and assumptions in preparing these financial statements in accordance with accounting principles generally accepted in the United States of America. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates.

Contract Revenue Recognition:

Revenue on cost-plus-fee contracts is recognized to the extent of costs incurred plus a proportionate amount of fees earned. Revenue on fixed-price contracts is recognized on the percentage-of-completion method based on costs incurred in relation to total estimated costs. Revenue on time-and-materials contracts is recognized at contractual rates as hours and out of pocket expenses are incurred. Anticipated losses on contracts are recognized in the period they are first determined. Total accrued losses on contracts in progress amounted to zero and $246,543 as of December 31, 2009 and 2008, respectively. In accordance with industry practice, amounts relating to long-term contracts, including retainages, are classified as current assets although an undeterminable portion of these amounts is not expected to be realized within one year. Because of inherent uncertainties in estimating costs, it is at least reasonably possible that the estimates used will change within the near term.

Concentration of Credit Risk:

The Company maintains its cash, which, at times may exceed federally insured limits, in bank deposit accounts with a high credit quality financial institution. The Company believes it is not exposed to any significant credit risk with regards to those accounts. Accounts receivable principally consist of amounts due from the federal government and large prime federal government contractors. Management believes associated credit risk is not significant.

Allowance for Doubtful Accounts:

The Company provides an allowance for doubtful accounts equal to the estimated collection losses that will be incurred in collection of all receivables. Estimated losses are based on historical collection experience coupled with review of the current status of existing receivables. There was no allowance for doubtful accounts as of December 31, 2009 and 2008.

Property and Equipment:

Property and equipment are stated at cost and depreciated by the straight-line method over estimated useful lives which are as follows:

Office furniture and equipment	3 to 5 years
Computer hardware and software	2 to 5 years

INNOVATIVE LOGISTICS TECHNIQUES, INC
(A Wholly Owned Subsidiary of Innolog Holdings Corporation)
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

Note 3:  Summary of Significant Accounting Policies (Continued)

Property and Equipment (Continued):

Leasehold improvements and lease acquisition costs are amortized over the shorter of the life of the applicable lease or the life of the asset. Maintenance and repairs are charged to operations when incurred. Betterments and renewals are capitalized. When property and equipment are sold or otherwise disposed of, the asset account and related accumulated depreciation account are relieved, and any gain or loss is included in operations.

Long-Lived Assets:

The Company reviews for the impairment of long-lived assets and certain identifiable intangibles whenever events or changes in circumstances indicate that the carrying amount of any asset may not be recoverable.  An impairment loss would be recognized when the estimated undiscounted future cash flows expected to result from the use of the asset and its eventual disposition is less than the carrying amount. If impairment is indicated, the amount of the loss to be recorded is based on an estimate of the difference between the carrying amount and the fair value of the asset.  Fair value is based upon discounted estimated cash flows expected to result from the use of the asset and its eventual disposition and other valuation methods.

Goodwill:

In accordance with FASB ASC 350, “Intangibles – Goodwill and Other”, goodwill is tested for impairment at least annually.  An impairment loss of $1,000,000 was recorded during the year ended December 31, 2009.

Income Taxes

For the year ended December 31, 2008 and the period ended March 31, 2009, the stockholders of the Company elected to treat corporate taxable income as income to its stockholders. Accordingly, taxable income or loss of the Company was passed through to, and reportable by, the stockholders on their personal income tax returns. The Company remained liable for income taxes in jurisdictions that did not recognize S corporation status.

INNOVATIVE LOGISTICS TECHNIQUES, INC
(A Wholly Owned Subsidiary of Innolog Holdings Corporation)
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

Note 3:  Summary of Significant Accounting Policies (Continued)

Income Taxes (Continued):

Effective April 1, 2009, the Company converted its tax status to a C-corporation. The Company and its parent file a consolidated federal income tax return. Income tax expense incurred by the Company is allocated as if the Company is separately filing.  Income taxes are accounted for using the asset and liability method under FASB ASC 740, "Accounting for Income Taxes", whereby deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statement carrying amounts of assets and liabilities, and their respective tax basis, and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities due to a change in tax rates is recognized as income in the period that includes the enactment date. Estimates of the realization of deferred tax assets are based-on the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective accounting standards, if adopted, will have a material effect on these financial statements.

Note 4: Acquisition by Innolog Holdings Corporation

On March 31, 2009 Innolog Holdings Corporation (“Holdings”), acquired the Company in a stock purchase transaction whereby Holdings acquired all of the outstanding shares of common stock of the Company. The total purchase price for the Company was $2,835,000 and consisted of the following (at fair value):

Cash	$100,000
Short Term Note	50,000
Seller Note (1)	1,285,000
2,500,000 shares of Galen common stock (2)	85,000
Capital Contribution	600,000
Contingent note payable (3)	715,000
$2,835,000

(1)	The purchase agreement was amended in May 2010 and this note was converted into 1,000,000 shares of convertible preferred series A stock of Holdings.

(2)	Fair value of Galen’s common shares issued was determined on the basis of the fair value of the Company’s shares. These shares were exchanged for 285,453 shares of Holdings common stock in May 2010.

INNOVATIVE LOGISTICS TECHNIQUES, INC
(A Wholly Owned Subsidiary of Innolog Holdings Corporation)
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

Note 4: Acquisition by Innolog Holdings Corporation (Continued)

(3)
The fair value of the contingent consideration was based on the revenues and earnings projections of the Company. The contingent note payable requires Holdings to pay the former stockholders up to $900,000 in three years based on the performance of the Company and up to 10% of the net income of years four and five.  As of March 31, 2009, based on management’s estimates, Holdings expected that the aggregate undiscounted amount of contingent consideration to be was approximate $900,000.  This was discounted to present value using an 8% discount rate and amounted to $715,000 at the date of acquisition.  As of December 31, 2009, this amount was reduced to $515,000 and an unrealized gain of $200,000 has been recognized for the year ended December 31, 2009.

Goodwill in the amount of $4,056,238 was recognized in the acquisition and was attributable to the excess of the purchase price paid over the fair value of the net assets acquired, as there were no other intangibles qualifying for separate recognition. Due to the increase in the Company’s net liabilities during 2009 and cash flow shortfalls, an impairment loss of $1,000,000 has been made.  Of the total goodwill recognized, $4,056,238 is expected to be deductible for income tax purposes.

Goodwill and purchase liabilities resulting from the purchase transaction were pushed down to the Company upon closing of the transaction.  Purchase liabilities in the amount of $2,835,000  have been reflected as due to Innolog Holdings Corporation.  This amount was reduced to $2,635,000 since the fair value of the consideration payable was reduced by $200,000.  It is not the intent of Holdings to demand payment of these amounts in less than one year.

The following table summarizes the approximate fair values of the assets acquired and liabilities assumed at the date of acquisition:

Current assets	$1,325,138
Other assets	100,657
Fixed assets	49,189
Goodwill	4,056,238
Liabilities assumed	(2,696,222)
$2,835,000

Costs related to the acquisition in the amount of approximately $30,000 have been charged to operations during 2009.

Note 5:  Major Customers

Revenues from prime contracts and subcontracts with U.S. Government agency customers in aggregate accounted for approximately 97% and 98% of total revenues for the years ended December 31, 3009 and 2008, respectively.

INNOVATIVE LOGISTICS TECHNIQUES, INC
(A Wholly Owned Subsidiary of Innolog Holdings Corporation)
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

Note 6:  Accounts Receivable

 Accounts receivable consisted of the following:

	2009	2008
Billed receivables	$1,543,115	$1,185,560
Unbilled receivables	186,479	3,600
	$1,729,594	$1,189,160

Contract receivables from prime contracts and subcontracts with U.S. Government agency customers in aggregate accounted for approximately 97% and 100% of total contract receivables at December 31, 2009 and 2008, respectively.

Note 7:  Property and Equipment

Property and equipment consisted of the following as of December 31, 2009 and 2008:

	2009	2008
Office furniture and equipment	$497,696	$494,721
Computer hardware and software	257,053	257,053
Leasehold improvements	118,276	118,276
	873,025	870,050
Less accumulated depreciation	861,114	814,658

	$11,911	$55,392

Note 8:  Due to factor

In July 2007, the Company entered into a Receivables Purchase Agreement with Federal National Payables, Inc.  Borrowings under the agreement were secured by the Company’s accounts receivable and a personal guarantee from the Company’s major stockholder. Under this agreement, the Company assigned a portion of its trade accounts receivable to the factor and received advances for up to 90% of the factored accounts receivables. Service fees were charged at 0.65% for the first 30 days and 0.0216% per day, thereafter. Interest was charged at the factor’s prime rate, as defined.

As of December 31, 2008, there was $214,466 outstanding under the arrangement plus service and interest charges of $7,428 which was included in account payable. The Company paid off any outstanding balance and terminated this credit facility in November 2009.

INNOVATIVE LOGISTICS TECHNIQUES, INC
(A Wholly Owned Subsidiary of Innolog Holdings Corporation)
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

Note 9:   Related party transactions

Loans from former stockholder and officer:

As of December 31, 2009 and 2008, loans from former stockholder and officer consisted of the following:

	2009	2008
Note, interest of 10% per annum and principal due on December 31, 2009. In May 2010, this debt was converted to 30,000 shares of preferred stock of Holdings.	$57,332	$57,332
Note, interest of $12,000 and principal due on December 18, 2009 or upon collection of certain accounts receivable. During 2010, the due date on this note was extended to February 10, 2010 with additional interest of $12,000 payable upon maturity. In addition, 120,000 warrants of Galen were granted. (1)	120,000	-
Other	6,299	-
	$183,631	$57,332

(1)
This loan has not been paid off as of the date of these financial statements.  Interest expense incurred on these loans amounted to $12,000 and zero for the years ended December 31, 2009 and 2008, respectively.

Due to affiliates:

As of December 31, 2009, amounts due to two of the Company’s affiliates under common control amounted to $553,504. There was no interest charged on these payables and no scheduled due date.

Office and service agreement:

The Company provided management and office support to a charitable nonprofit organization in which the Company’s former stockholders served as officers. The Company recognized revenue of $11,264 and $123,608 for services provided to this organization for the year ended December 31, 2009 and 2008, respectively. As of December 31, 2009 and 2008, receivables from this organization amounted to zero and $4,062, respectively. This agreement was terminated during 2009.

INNOVATIVE LOGISTICS TECHNIQUES, INC
(A Wholly Owned Subsidiary of Innolog Holdings Corporation)
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

Note 9:   Related party transactions (Continued)

Management fees affiliate:

Pursuant to an Executive Management Agreement with Galen entered into on April 1, 2009, the Company is being charged a management fee of $100,000 per month limited to 15% of the gross revenue of the Company for each  twelve month period effective with the consummation of this agreement. Total management fees amounted to approximately $900,000 for the year ended December 31, 2009. The agreement expires on July 31, 2010.  Management fees payable to Galen amounted $399,500 as of December 31, 2009 and have been included in due to affiliates.

Due to Innolog Holdings Corporation:

As of December 31, 2009, the Company owed Holdings $124,519. There is no due date or interest charged on this amount.  In addition, the Company owed Holdings $2,635,000 for liabilities relating to the purchase transaction.  The amount due on acquisition was $2,835,000 and was reduced to $2,635,000 as the fair value of consideration payable was reduced by $200,000.  It is not the intent of Holdings to request payment of these amounts in less than one year.  No interest was charged by Holdings on these amounts.

Note 10:  Costs not Allocable to Contracts

Costs not allocable to contracts consisted of the following during December 31, 2009 and 2008:

	2009	2008
Entertainment	$221,731	$-
Professional fees	165,680	-
Late fees and penalties	48,315	28,355
Rent	80,316	25,000
Finance charges	28,488	62,304
Other	63,993	77,404
	$608,523	$193,063

INNOVATIVE LOGISTICS TECHNIQUES, INC
(A Wholly Owned Subsidiary of Innolog Holdings Corporation)
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

Note 11: Commitments and Contingencies

Leases:

The Company leases office space in Washington, D.C.; Orlando, Florida; Springfield, Virginia; and Mclean, Virginia; under operating leases expiring at various dates through 2012. The  leases contain scheduled rent increases and require payment of property taxes, insurance and certain maintenance costs. The minimum future commitments under lease agreements existing as of December 31, 2009, are approximately as follows:

Year ending December 31,
2010	$717,000
2011	680,000
2012	96,000
$1,493,000

Rent expense is charged ratably over the lives of the leases using the straight-line method.  Deferred rent payable as of December 31, 2009 and 2008 was approximately $1,000 and $68,000, respectively.   Total rent expense for the years ended December 31, 2009 and 2008 amounted to $593,239 and $1,450,865, which includes a straight-line rent adjustment of $67,307 and $51,392, respectively.   During 2009, $280,606 that was previously accrued was forgiven upon early termination of a lease.

In 2010, the Company vacated its office space in Mclean, VA, prior to the expiration of the lease.  There has been no agreement reached between the Company and the former landlord to settle the breach by the Company. The landlord subsequently filed a law suit against the Company under which it pursued for total damages of approximately $1,000,000, which approximates the rent charges for the remaining term of the lease. The monthly rent amount is included in the future lease commitment schedule. The outcome of the law suit is undetermined as of the date of these financial statements.

Employment Agreement:

On April 1, 2009, the Company entered into an employment agreement with its President and Chief Executive Officer through March 31, 2014, which provides for a minimum annual salary of $198,000. At December 31, 2009, the total commitment, excluding incentives, was $841,500.

Accounts payable:

As of December 31, 2009, the Company was delinquent in paying a significant portion of its accounts payable. Some of the Company's vendors have filed claims to collect on the amounts due.

INNOVATIVE LOGISTICS TECHNIQUES, INC
(A Wholly Owned Subsidiary of Innolog Holdings Corporation)
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

Note 11: Commitments and Contingencies (Continued)

Late deposit of payroll taxes and employee income tax withholdings:

During year 2009, the Company has been late in making deposits of federal and state employer payroll taxes as well as employee income tax withholdings.  As of December 31, 2009, the total of accrued and withheld balances amounted to $277,762 which is included in accrued salaries and benefits on the balance sheets.

Contracts:

Substantially all of the Company’s revenues have been derived from prime or subcontracts with the U.S. government. These contract revenues are subject to adjustment upon audit by the Defense Contract Audit Agency. Final audits have been finalized through 2005. Management does not expect the results of future audits to have a material effect on the Company’s financial position or results of operations.

Note 12: Income Taxes

The Company’s effective income tax rate is lower than what would be expected if the federal statutory rate were applied to income from the continuing operations primarily because of the deferred tax asset being fully reserved.

Temporary differences giving rise to the deferred tax assets consist primarily of the excess of the goodwill and other intangible assets for tax reporting purposes over the amount for financial reporting purposes, and the net operating loss carryforwards.  The Company’s ability to utilize the federal and state tax assets is uncertain; therefore the deferred tax asset is fully reserved.

At December 31, 2009, the Company had net operating loss carry forwards of approximately $1,200,000 for federal and Virginia state tax purposes expiring through 2028.

The deferred tax asset as of December 31, 2009 consisted of the following:

Tax benefit on net operating loss carry forward	$494,000
Goodwill	320,000
Contingent consideration	(80,000)
Less: valuation allowance	(734,000)
$-

Effective January 1, 2009, the Company has adopted the provisions of FASB ASC 740, “Income Tax” which clarifies the accounting for uncertainty in tax positions. FASB ASC 740 requires the recognition of the impact of a tax position in the financial statements if that position is more likely than not of being sustained on a tax return upon examination by the relevant taxing authority, based on the technical merits of the position. The adoption of FASB ASC 740 had no effect on the Company’s financial position or results of operations. At December 31, 2009, the Company has no unrecognized tax benefits.

INNOVATIVE LOGISTICS TECHNIQUES, INC
(A Wholly Owned Subsidiary of Innolog Holdings Corporation)
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

Note 12: Income Taxes (Continued)

The Company recognizes interest and penalties related to income tax matters in interest expense and operating expenses, respectively.  As of December 31, 2009, the Company has no accrued interest and penalties related to uncertain tax positions.

Note 13: Employee Benefit Plan

The Company has a defined contribution employee benefit plan covering all full time employees who elect to participate. The plan provides for elective salary deferrals by employees and annual elective matching contributions.  The employer contribution amounted to $83,591 for the year ended December 31, 2008. There was no employer contribution for the year ended December 31, 2009.

The Company has been late in making deposits of employee deferrals. The Department of Labor is reviewing the Company’s employee benefit plan document as well as other records to determine the status of compliance. The outcome is undetermined as of the date of these financial statements.

Note 14:  Subsequent Events (unaudited)

Former Stockholder Loan:

Innovative’s former stockholder loaned the Company an additional $156,000 during 2010, which is partially collateralized by certain accounts receivable. The former stockholder was granted warrants to purchase 156,000 shares of Innolog stock at a price of $0.50 per share.

Loan from controller

Innovative’s controller loaned the Company $20,000 during 2010.  The controller was granted warrants to purchase 20,000 shares Innolog stock at a price of $0.50 per share.

Management has evaluated subsequent events through July 12, 2010, the date which the financial statements were available to be issued.  Except as disclosed, there were no other subsequent events noted that would require adjustment to or disclosure in these financial statements.